UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement.

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement.

☐
Definitive Additional Materials.

☐
Soliciting Material Pursuant to §240.14a-12

SOLIGENIX, INC.

(Name of Registrant as Specified in Its Charter)
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

August 3, 2026

“Among our most important assets is our Nasdaq listing. Maintaining our listing enhances liquidity, access to capital, strategic flexibility and our attractiveness to potential partners and acquirers. Preserving this asset is among the Board of Directors’ highest priorities.”

Dear Fellow Stockholders:
Every year, I appreciate the opportunity to write directly to you, our stockholders, to reflect on where we have been and, more importantly, where we believe Soligenix is headed. While this past year has been one of the most challenging in our Company’s history, it has also reinforced my belief that Soligenix possesses valuable scientific assets, meaningful development opportunities, and several potential avenues to pursue long-term stockholder value.
First and foremost, I want to acknowledge the disappointment surrounding our Phase 3 FLASH2 study evaluating HyBryte™ for the treatment of early-stage cutaneous T-cell lymphoma (CTCL). Like many of you, I had hoped for a different outcome. Although the study was discontinued following a planned interim analysis, I remain incredibly proud of and thankful to our employees, investigators and, especially, the patients who participated. While this result was disappointing, it does not diminish the innovation represented by HyBryte or the broader value of the Company we have built.
Importantly, HyBryte is only one component of our diversified pipeline. The Behçet’s disease program with SGX945 (dusquetide) illustrates this diversification. In a recently completed Phase 2 study, SGX945 demonstrated promising preliminary efficacy signals and was generally safe and well-tolerated. We are encouraged by these early results and believe they support continued development of SGX945, potentially opening the door to new strategic collaborations, assuming later studies continue to confirm what we have seen to date.
Our heat-stable vaccine platform, ThermoVax®, is another important strategic asset as governments continue investing in biodefense and pandemic preparedness. By reducing dependence on cold-chain distribution, ThermoVax® addresses a significant logistical challenge in vaccine deployment. We intend to continue advancing our heat-stable Bundibugyo Ebola vaccine program through government-supported development efforts while further validating a platform technology that may have applicability across multiple vaccines and biodefense countermeasures.
Beyond advancing our pipeline, we remain focused on maximizing stockholder value through a comprehensive evaluation of strategic alternatives. We have actively explored, and continue to explore, partnerships, licensing opportunities, mergers, acquisitions, financing alternatives and other corporate transactions. While we are in some later-stage discussions, as of the date of this letter, we have not entered into any definitive agreements and can make no promises that any transaction will be consummated on favorable terms or at all. Confidentiality obligations also prevent us from providing additional details regarding any ongoing discussions at this time, and we do not plan to provide further updates unless our public disclosure obligations require otherwise.
Among our most important assets is our Nasdaq listing. Maintaining our listing enhances liquidity, access to capital, strategic flexibility and our attractiveness to potential partners and acquirers. Preserving this asset is among the Board of Directors’ highest priorities, and it is directly connected to two proposals in this year’s proxy statement: a reverse split of our common stock (Proposal 2) and an increase in our authorized shares (Proposal 3). We see these measures as important steps to help us regain and maintain compliance with Nasdaq’s listing standards, although we can provide no guarantees. The Board of Directors recommends that you vote “FOR” each of them.
Despite recent challenges, I remain optimistic about our future. In my view, based on currently available information, I believe today’s market valuation does not fully reflect the combined value of our development pipeline, intellectual property estate and Nasdaq listing. Our responsibility now is to unlock that value through disciplined execution and thoughtful strategic decision-making.
On behalf of the Board of Directors and everyone at Soligenix, thank you for your continued trust, patience and support. We recognize the responsibility that comes with your investment and remain committed to creating value while advancing therapies that address serious unmet medical needs.
Sincerely,
Christopher J. Schaber, PhD
Chairman of the Board of Directors, President and Chief Executive Officer
Note About Forward-Looking Statements: This letter contains forward-looking statements. Please see “Note About Forward-Looking Statements” elsewhere in this Proxy Statement for a description of the risks and uncertainties applicable to such statements, including those made in this letter.

Notice of Annual Meeting of Stockholders
MEETING AGENDA
2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD: Virtually at www.virtualshareholdermeeting.com/sngx2026 DATE AND TIME: Thursday, September 17, 2026 at 9:00 a.m., Eastern Daylight Time.
	1	To elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
2
To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached as Annex A, to, at the discretion of the Board of Directors exercisable for a period of up to one year, effect a reverse stock split with respect to the issued and outstanding common stock at a ratio of 1-for-2 to 1-for-20, with the ratio to be determined at the discretion of the Board of Directors and included in a public announcement (such proposal, the “Reverse Stock Split Proposal”);

3
To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached as Annex B, to increase the number of authorized shares of our common stock from 75,000,000 to 125,000,000 (“Authorized Shares Proposal”);

	4	To hold an advisory vote on executive compensation;
	5	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation;
	6	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2026;
7
To approve an adjournment of the Annual Meeting, in whole or in part as to any particular proposal(s), to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient shares voted to constitute a quorum or votes in favor of a particular proposal for approval (the “Adjournment Proposal”); and

	8	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Annual Meeting will be held entirely online. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/sngx2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Who May Vote:
Admittance to the virtual meeting will be limited to stockholders. The Board of Directors has fixed the close of business on July 20, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection for a period of 10 days prior to the meeting, during regular business hours, at our corporate headquarters. If you want to inspect the stockholder list prior to the meeting, please call our Corporate Secretary at (609) 538-8200 to schedule an appointment. In addition, the list of stockholders also will be available during the Annual Meeting through the meeting website for stockholders who choose to attend.
How to attend:
You will need to have your 16-Digit Control Number included on your proxy card or on the instructions that accompanied your proxy materials to join the Annual Meeting.

Please Vote As Soon As Possible in one of the following ways:
BY INTERNET: www.proxyvote.com and follow the instructions (have your proxy card available)
BY PHONE: Call 1-800-690-6903 and follow the voice prompts (have your proxy card available)
BY MAIL: If you have received a proxy card, mark your vote, sign your name exactly as it appears on your proxy card, date your card and return it in the envelope provided.
By Order of the Board of Directors,
Christopher J. Schaber, PhD
President and Chief Executive Officer
Princeton, New Jersey
August 3, 2026

Note About Forward-Looking Statements
This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward- looking statements, whether because of new information, future events, or otherwise.

PURPOSE OF THESE MATERIALS:

This Proxy Statement has been prepared and is distributed by the board of directors (the “Board of Directors”) of Soligenix, Inc. in connection with the solicitation of proxies for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m., Eastern Daylight Time, on Thursday, September 17, 2026, and any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

ACCESS THE MEETING:

The Annual Meeting will be held entirely online. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ sngx2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

MORE INFORMATION:
Unless the context indicates otherwise, as used in this Proxy Statement, the terms “we,” “us” “our” and “our Company” refer to Soligenix, Inc.

This Proxy Statement and the accompanying form of proxy will be distributed to stockholders on or about August 3, 2026. Our Annual Report on Form 10-K for the year ended December 31, 2025 (which does not form a part of the proxy solicitation materials) is being distributed concurrently herewith to stockholders.

SOLIGENIX, INC. 29 Emmons Drive, Suite B-10 Princeton, New Jersey 08540

Proxy Guide
About Us
Soligenix, Inc. is a biopharmaceutical company focused on developing and commercializing products to treat rare diseases where there is an unmet medical need.
www.soligenix.com Nasdaq: SNGX
TWO AREAS OF FOCUS:

Specialized BioTherapeutics	Public Health Solutions
segment dedicated to the development of products for orphan diseases and areas of unmet medical need in oncology and inflammation	segment that develops vaccines for military and civilian applications in the areas of ricin exposure, emerging viral disease including Ebola and Marburg
DEVELOPMENT PIPELINE – RARE DISEASES
2026 Proxy Statement	|	1

Your Vote is Important.
Even if you participate in the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting. You may vote your shares via the Internet, telephone or mail as more fully described below:
BY INTERNET: www.proxyvote.com and follow the instructions (have your proxy card available)
BY PHONE: Call 1-800-690-6903 and follow the voice prompts (have your proxy card available)
BY MAIL: If you have received a proxy card, mark your vote, sign your name exactly as it appears on your proxy card, date your card and return it in the envelope provided.
Voting Guide
PROPOSAL 1 (see pages 9-12)
To elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.	OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

PROPOSAL 2 (see pages 21-32)

To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached as Annex A, to, at the discretion of the Board of Directors exercisable for a period of up to one year, effect a reverse stock split with respect to the issued and outstanding common stock at a ratio of 1-for-2 to 1-for-20, with the ratio to be determined at the discretion of the Board of Directors and included in a public announcement.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this Reverse Stock Split Proposal because the Board believes it is important to maintain the listing of the common stock on The Nasdaq Capital Market.

2	|	2026 Proxy Statement

PROPOSAL 3 (see pages 33-34)

To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached as Annex B, which increases the number of authorized shares of our common stock from 75,000,000 to 125,000,000.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because it is required to continue to operate our business efficiently. The need to increase the authorized shares is primarily driven by our desire to have sufficient shares available for possible merger and acquisition activities, and other corporate development objectives that may occur over the coming months or years.

PROPOSAL 4 (see pages 35-36)
To hold an advisory vote on executive compensation.	OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this “Say-on-Pay” advisory proposal because our compensation program attracts top talent commensurate with our peers and reinforces our “Pay for Performance” philosophy.

PROPOSAL 5 (see pages 37-38)
To hold an advisory vote on the frequency of holding an advisory vote on executive compensation.	OUR BOARD RECOMMENDS A VOTE FOR ONE YEAR FOR THIS PROPOSAL

The Board of Directors recommends that you vote for ONE YEAR as the frequency for this “Say-When-on-Pay” advisory proposal because an annual advisory vote allows our stockholders to provide timely feedback on our executive compensation program and enables the Board to be more responsive to stockholder sentiment on this important matter.

PROPOSAL 6 (see pages 39-40)
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2026.	OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR the ratification of Cherry Bekaert LLP. We believe Cherry Bekaert has sufficient knowledge and experience to provide our company with a wide range of services that are on par with the best offered in the industry.

2026 Proxy Statement	|	3

PROPOSAL 7 (see page 41)

To approve an adjournment of the Annual Meeting, in whole or in part as to any particular proposal(s), to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient shares voted to constitute a quorum or votes in favor of a particular proposal for approval.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because the Board of Directors believes that, if the number of shares of common stock cast is insufficient to constitute a quorum or approve any proposal, it is in the best interests of the stockholders to enable the Board of Directors to continue to seek to obtain a sufficient number of additional votes to constitute a quorum or approve the proposals.

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4	|	2026 Proxy Statement

Director Nominee Highlights
Committee Composition
Name Age Director Since	Primary (Or Former) Occupation	Audit	Compensation	Nominating & Corporate Governance
Christopher J. Schaber, PhD 59 2006	Chairman, President and CEO of Soligenix, Inc.
Gregg A. Lapointe, CPA, MBA 67 2009	CEO of Cerium Pharmaceuticals
Diane L. Parks, MBA 73 2019	Head of U.S. Commercial and Senior Vice President of Marketing, Sales & Market Research at Kite Pharma, Inc.
Robert J. Rubin, MD 80 2009	Professor of Medicine at Georgetown
Jerome B. Zeldis, MD, PhD 76 2011	Chief Medical Officer of Celgene Corporation
= Chairperson	= Member
Age	Tenure

Average Age = 70	Average Years Served = 14.2

2026 Proxy Statement	|	5

SOLIGENIX, INC.
29 Emmons Drive, Suite B-10
Princeton, New Jersey 08540
Annual Meeting of Stockholders
Thursday, September 17, 2026
Proxy Statement
This Proxy Statement has been prepared and is distributed by the board of directors (the “Board of Directors”) of Soligenix, Inc. in connection with the solicitation of proxies for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m., Eastern Daylight Time, on Thursday, September 17, 2026, and any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/sngx2026 and entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Unless the context indicates otherwise, as used in this Proxy Statement, the terms “we,” “us” “our” and “our Company” refer to Soligenix, Inc.
This Proxy Statement and the accompanying form of proxy will be made available to stockholders on or about August 3, 2026. Our Annual Report on Form 10-K for the year ended December 31, 2025 (which does not form a part of the proxy solicitation materials) is being distributed concurrently herewith to stockholders.
Voting Securities; Voting Your Shares; Proxies; Required Vote
VOTING SECURITIES
Each holder of record of our common stock, par value $0.001 per share (“Common Stock”), at the close of business on July 20, 2026 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. On July 20, 2026, 21,765,479 shares of Common Stock were outstanding.
VOTING YOUR SHARES
The Annual Meeting will be held entirely online. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/sngx2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to participate in the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting. You may vote your shares via the Internet, telephone or mail as more fully described below:
•
By Internet: Go to www.proxyvote.com and follow the instructions (have your proxy card available);

•
By Telephone: Call 1-800-690-6903 and follow the voice prompts (have your proxy card available); and

•
By Mail: If you have received a proxy card, mark your vote, sign your name exactly as it appears on your proxy card, date your card and return it in the envelope provided.

PROXIES
You cannot vote your shares at the meeting unless you vote electronically or are represented by proxy. All properly executed and unrevoked proxies that are received in time for the meeting will be voted at the meeting or any adjournment or postponement thereof in accordance with instructions thereon, or if no instructions are given, will be voted as follows:

6	|	2026 Proxy Statement

1.
“FOR ALL” in the election of all of the named nominees as directors;

2.
“FOR” the approval of the Reverse Stock Split Proposal;

3.
“FOR” the approval of the Authorized Shares Proposal;

4.
“FOR” the approval, on an advisory basis, of the compensation of our executive officers;

5.
“ONE YEAR” for the approval, on an advisory basis, of the frequency with which stockholders are provided an advisory vote on executive compensation;

6.
“FOR” the ratification of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2026;

7.
“FOR” the approval of the Adjournment Proposal; and

8.
In accordance with the judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting.

Stockholders of record may revoke their proxy at any time before the electronic polls close by submitting a later-dated vote online during the Annual Meeting, via the Internet, by telephone, or by mail, or by delivering written instructions to our Corporate Secretary before the Annual Meeting commences. Beneficial stockholders may revoke any prior voting instructions by contacting brokers, banks, or other nominees (“Brokers”) that hold their shares or by voting online during the meeting.
REQUIRED VOTE
The following table summarizes the vote required for each proposal, the classification of each proposal as routine or non-routine, and the effect of abstentions and Broker non-votes on each proposal:
Proposal	Vote Required	Routine or Non-Routine	Effect of Abstentions	Effect of Broker Non-Votes
Proposal 1: Election of Directors	Plurality of votes cast	Non-Routine	No effect (not counted as votes cast)	No effect (not counted as votes cast)
Proposal 2: Reverse Stock Split	Majority of votes cast	Routine	No effect (not counted as votes cast)	No effect (not counted as votes cast)*
Proposal 3: Authorized Shares	Majority of votes cast	Routine	No effect (not counted as votes cast)	No effect (not counted as votes cast)*
Proposal 4: Advisory Vote on Executive Compensation	Majority of shares represented and entitled to vote	Non-Routine	Same effect as a vote AGAINST	No effect (not counted as votes cast)
Proposal 5: Advisory Vote on Frequency of Say-on-Pay	Majority of shares represented and entitled to vote	Non-Routine	Same effect as a vote AGAINST	No effect (not counted as votes cast)
Proposal 6: Ratification of Cherry Bekaert LLP	Majority of shares represented and entitled to vote	Routine	Same effect as a vote AGAINST	No effect (not counted as votes cast)*
Proposal 7: Adjournment Proposal	Majority of shares represented and entitled to vote	Routine	Same effect as a vote AGAINST	No effect*

*
As Proposals 2, 3, 6 and 7 are considered “routine” matters, we do not expect that any Broker non-votes will be recorded for such proposals; however, Broker non-votes may still occur if Brokers choose not to exercise their discretionary authority on a routine matter due to internal policies or otherwise.

2026 Proxy Statement	|	7

Brokers who hold shares on behalf of beneficial stockholders have discretion to vote such shares with respect to “routine” matters without receiving voting instructions from the beneficial holders of the shares; however, Brokers may choose not to exercise their discretionary authority due to internal policies or otherwise. Brokers do not have discretion to vote such shares with respect to “non-routine” matters without receiving voting instructions. If no instruction is given to Brokers with respect to “non-routine” matters, a “Broker non-vote” is recorded for each such uninstructed share.
Stockholders are not allowed to cumulate their votes in the election of directors.
QUORUM
The required quorum for the transaction of business at the Annual Meeting is one-third of the voting power of shares of Common Stock issued and outstanding on the record date. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.
No Appraisal Rights
Stockholders will not have any appraisal rights in connection with any of the proposals to be voted on at the Annual Meeting.
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8	|	2026 Proxy Statement

Proposal 1: Election of Directors
RECOMMENDATION OF THE BOARD OF DIRECTORS	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” IN THE ELECTION OF DIRECTORS.
Upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board of Directors has nominated Christopher J. Schaber, PhD, Gregg A. Lapointe, CPA, MBA, Diane L. Parks, MBA, Robert J. Rubin, MD, and Jerome B. Zeldis, MD, PhD for election to the Board of Directors. Each nominee has consented to being named a nominee in this Proxy Statement and has agreed to serve as a director if elected at the Annual Meeting.
Our Board of Directors and the Nominating Committee annually evaluate each director’s outside commitments, time availability and effectiveness in connection with the nomination process. Following this review, our Board of Directors and the Nominating Committee determined that all directors continue to devote sufficient time and attention to the Company and remain an effective and engaged member of the Board of Directors.
Unless otherwise directed, the persons appointed in the form of proxy intend to vote at the Annual Meeting “FOR ALL” in the election of directors, which would be a vote for the election of each of Dr. Schaber, Mr. Lapointe, Ms. Parks, Dr. Rubin, and Dr. Zeldis as a director to serve until our next Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of such substitute nominee as the Board of Directors recommends or to allow the vacancy to remain open until filled by the Board of Directors, as determined by the Board of Directors. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election. Each director elected to the Board of Directors will serve until the next Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified, unless he or she dies, resigns or is removed from office prior to that time.
The table below contains information regarding the current members of the Board of Directors. The ages of individuals are provided as of July 20, 2026:
Name	Age	Position
Christopher J. Schaber, PhD	59	Chairman of the Board, Chief Executive Officer and President
Gregg A. Lapointe, CPA, MBA	67	Director
Diane L. Parks, MBA	73	Director
Robert J. Rubin, MD	80	Director
Jerome B. Zeldis, MD, PhD	76	Director
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2026 Proxy Statement	|	9

Director Nominees
Christopher J. Schaber, PhD	Director Since: August 2006

Age 59
Biography
Christopher J. Schaber, PhD has over 35 years of experience in the pharmaceutical and biotechnology industry. Dr. Schaber has been our President and Chief Executive Officer and a director since August 2006. He was appointed Chairman of the Board in October 2009. He also has served on the board of directors of the Biotechnology Council of New Jersey (“BioNJ”) since January 2009 and has been a member of the corporate council of the National Organization for Rare Disorders (“NORD”) since October 2009. He also serves on the scientific advisory board for private start-up medical device company, Simphotek, Inc. Prior to joining Soligenix, Dr. Schaber served from 1998 to 2006 as Executive Vice President and Chief Operating Officer of Discovery Laboratories, Inc., where he was responsible for overall pipeline development and key areas of commercial operations, including regulatory affairs, quality control and assurance, manufacturing and distribution, pre-clinical and clinical research, and medical affairs, as well as coordination of commercial launch preparation activities. From 1996 to 1998, Dr. Schaber was a co-founder of Acute Therapeutics, Inc., and served as its Vice President of Regulatory Compliance and Drug Development. From 1994 to 1996, Dr. Schaber was employed by Ohmeda PPD, Inc., as Worldwide Director of Regulatory Affairs and Operations. From 1989 to 1994, Dr. Schaber held a variety of regulatory, development and operations positions with The Liposome Company, Inc., and Elkins-Sinn Inc., a division of Wyeth-Ayerst Laboratories. Dr. Schaber received his BA degree from Western Maryland College, his MS degree in Pharmaceutics from Temple University School of Pharmacy and his PhD degree in Pharmaceutical Sciences from the Union Graduate School. During his career, Dr. Schaber has played a significant role in raising in excess of $400 million through both public offerings and private placements, as well as approximately $100 million in non-dilutive funding awards from state and federal governmental agencies.

Dr. Schaber was selected to serve as a member of our Board of Directors because of his extensive experience in drug development and pharmaceutical operations, including his experience as a senior executive officer with our company and Discovery Laboratories, Inc., and as a member of the board of directors of BioNJ and Simphotek; because of his proven ability to raise funds and provide access to capital; and because of his advanced degrees in science and business.

Gregg A. Lapointe, CPA, MBA	Director Since: March 2009

Age 67
Biography
Gregg A. Lapointe, CPA, MBA has been a director since March 2009. Mr. Lapointe is currently CEO of Cerium Pharmaceuticals, Inc. and serves on the board of directors of Rigel Pharmaceuticals, Inc. Mr. Lapointe has previously served on the board of directors of Astria Therapeutics, Inc., ImmunoCellular Therapeutics Ltd., Raptor Pharmaceuticals, Inc., SciClone Pharmaceuticals, Inc., the Pharmaceuticals Research and Manufacturers of America (PhRMA), Questcor Pharmaceuticals, Inc. and the board of trustees of the Keck Graduate Institute of Applied Life Sciences. He previously served in varying roles for Sigma-Tau Pharmaceuticals, Inc. (now known as Leadiant Biosciences, Inc.), a private biopharmaceutical company, from September 2001 through February 2012, including Chief Operating Officer from November 2003 to April 2008 and Chief Executive Officer from April 2008 to February 2012. From May, 1996 to August 2001, he served as Vice President of Operations and Vice President, Controller of AstenJohnson, Inc. (formerly JWI Inc.). Prior to that, Mr. Lapointe spent several years in the Canadian medical products industry in both distribution and manufacturing. Mr. Lapointe began his career at Price Waterhouse. Mr. Lapointe received his B.A. degree in Commerce from Concordia University in Montreal, Canada, a graduate diploma in Accountancy from McGill University and his M.B.A. degree from Duke University. He is a C.P.A. in the state of Illinois.

Mr. Lapointe was selected to serve as a member of our Board of Directors because of his significant experience in the areas of global strategic planning and implementation, business development, corporate finance, and acquisitions, and his experience as an executive officer and board member in the pharmaceutical and medical products industries.

10	|	2026 Proxy Statement

Diane L. Parks, MBA	Director Since: July 2019

Age 73
Biography
Diane L. Parks, MBA has been a director since July 2019. From February 2016 until July 2018, she served as Head of U.S. Commercial and Senior Vice President of Marketing, Sales & Market Research at Kite Pharma, Inc., a privately-held biopharma company. From October 2014 to October 2015, Ms. Parks served as Vice President of Global Marketing at Pharmacyclics LLC, a privately-held biopharmaceutical company. Prior to Pharmacyclics LLC, Ms. Parks held senior leadership roles as Vice President of Sales for Amgen, Inc., a publicly traded biopharmaceutical company, representing oncology and nephrology products, and Senior Vice President of Specialty Biotherapeutics and Managed Care at Genentech, Inc., a biotechnology company that was acquired by Roche Holding AG in 2009. At Genentech, she led the launches of multiple products as well as commercial development of Lucentis® and Rituxan®. Ms. Parks has been member of the board of directors of Kura Oncology, a publicly traded biopharmaceutical company, since November 2019. Since June 2022, she has also been a member of Celularity, Inc. board of directors. From May 2019 to October 2024 Diane was a member of the board of directors of Calliditas Therapeutics AB, a biopharmaceutical company. From October 2019 to July 2023, Ms. Parks was a member of the board of directors for TriSalus Life Sciences, a biotech company. Ms. Parks holds a Bachelor of Science from Kansas State University and a Master of Business Administration in Marketing from Georgia State University. She has been a commercial leader in the biotech and pharma industry for over 30 years.

Ms. Parks was selected to serve as a member of our Board of Directors because of her over 30 years’ experience as a businesswoman and commercial executive with an extensive record of driving profitable growth for large pharmaceutical and biotech companies.

Robert J. Rubin, MD	Director Since: October 2009

Age 80
Biography
Robert J. Rubin, MD has been a director since October 2009. Dr. Rubin was a clinical professor of medicine at Georgetown University from 1995 until 2012 when he was appointed a Distinguished Professor of Medicine. From 1987 to 2001, he was President of the Lewin Group (purchased by Quintiles Transnational Corp. in 1996), an international health policy and management consulting firm. From 1994 to 1996, Dr. Rubin served as Medical Director of ValueRx, a pharmaceutical benefits company. From 1992 to 1996, Dr. Rubin served as President of Lewin-VHI, a health care consulting company. From 1987 to 1992, he served as President of Lewin-ICF, a health care consulting company. From 1984 to 1987, Dr. Rubin served as a principal of ICF, Inc., a health care consulting company. From 1981 to 1984, Dr. Rubin served as the Assistant Secretary for Planning and Evaluation at the Department of Health and Human Services and as an Assistant Surgeon General in the U.S. Public Health Service. Dr. Rubin has served on the Board of BioTelemetry, Inc. (formerly known as CardioNet, Inc.) from 2007 to February 2021. He is currently on the Board of Cerium Pharmaceuticals where he is also the acting Chief Medical Officer since July 2022. He is a board certified nephrologist and internist. Dr. Rubin received an undergraduate degree in Political Science from Williams College and his medical degree from Cornell University Medical College.

Dr. Rubin was selected to serve as a member of our Board of Directors because of his vast experience in the health care industry, including his experience as a nephrologist, internist, clinical professor of medicine and Assistant Surgeon General, and his business experience in the pharmaceutical industry.

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2026 Proxy Statement	|	11

Jerome B. Zeldis, MD, PhD	Director Since: June 2011

Age 76
Biography
Jerome B. Zeldis, MD, PhD has been a director since June 2011. In March 2023 Dr. Zeldis retired as Executive Vice President, Research and Development of Neximmune. He was the Chief Medical Officer and President of Clinical Research, Drug Safety and Regulatory of Sorrento Therapeutics, Inc. and Celularity, Inc. Previously, Dr. Zeldis was Chief Executive Officer of Celgene Global Health and Chief Medical Officer of Celgene Corporation, a publicly traded, fully integrated biopharmaceutical company. He was employed by Celgene from 1997 to 2016. From September 1994 to February 1997, Dr. Zeldis worked at Sandoz Research Institute and the Janssen Research Institute in both clinical research and medical development. He has been a board member of several biotechnology companies and is currently on the boards of Metastat, Inc., PTC Therapeutics Inc., BioSig Technologies, Inc., the Castleman’s Disease Organization and Alliqua, Inc. He has previously served on the boards of the NJ Chapter of the Arthritis Foundation and PTC Therapeutics, Inc. Additionally, he has served as Assistant Professor of Medicine at the Harvard Medical School from July 1987 to September 1988, Associate Professor of Medicine at University of California, Davis from September 1988 to September 1994, Clinical Associate Professor of Medicine at Cornell Medical School from January 1995 to December 2003 and Professor of Clinical Medicine at the Robert Wood Johnson Medical School from July 1998 to June 2010. Dr. Zeldis received a BA and an MS from Brown University, and an MD, and a PhD in Molecular Biophysics and Biochemistry from Yale University. Dr. Zeldis trained in Internal Medicine at the UCLA Center for the Health Sciences and in Gastroenterology at the Massachusetts General Hospital and Harvard Medical School.

Dr. Zeldis was selected to serve as a member of our Board of Directors because of his extensive experience as an executive officer of a publicly traded biopharmaceutical company and in clinical research and medical development, and his experience in the health care industry, including his experience as an internist, gastroenterologist and professor of medicine.

Vote Required
The affirmative “FOR” vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required for each nominee to be elected as a director in the election of directors. Abstentions and Broker non-votes will be disregarded and not treated as votes cast and, therefore, will not affect the outcome of the election.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote “FOR ALL” in the election of all of the named nominees as directors.
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Corporate Governance
Pursuant to our Certificate of Incorporation and Bylaws, our business and affairs are managed under the direction of the Board of Directors. Members of the Board of Directors are kept informed of our business through discussions with senior management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.
The Board of Directors held four meetings in 2025, and each current director who served as a director during 2025, attended at least 75% of the aggregate number of meetings of the Board of Directors held during 2025 and of all committees of the Board of Directors on which he or she served during 2025.
We typically schedule a meeting of the Board of Directors in conjunction with our Annual Meeting and expect that all directors will attend, absent a valid reason, such as a scheduled conflict. Last year, all of the individuals then serving as directors attended the 2025 Annual Meeting.
Code of Ethics
We have adopted a code of ethics that applies to all our executive officers and senior financial officers (including our chief executive officer, chief financial officer, chief accounting officer and any person performing similar functions). A copy of our code of ethics is publicly available on our website at www.soligenix.com under the “Investors — Corporate Governance” section. If we make any substantive amendments to our code of ethics or grant any waiver, including any implicit waiver, from a provision of the code to our chief executive officer, chief financial officer or chief accounting officer, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K.
Committees of the Board of Directors
Our Board of Directors has the following three committees: (1) Compensation, (2) Audit and (3) Nominating and Corporate Governance. Our Board of Directors has adopted a written charter for each of these committees, which are available on our website at www.soligenix.com under the “Investors — Corporate Governance” section.

AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE
Gregg A. Lapointe, CPA (Chair) Diane L. Parks, MBA Robert J. Rubin, MD	Robert J. Rubin, MD (Chair) Diane L. Parks, MBA Jerome B. Zeldis, MD, PhD	Jerome B. Zeldis, MD, PhD (Chair) Gregg A. Lapointe, CPA Robert J. Rubin, MD
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2026 Proxy Statement	|	13

Audit Committee		Meetings in 2025: 5
Mr. Lapointe (Chair)	Ms. Parks	Dr. Rubin

•
The Audit Committee assists our Board of Directors in monitoring the financial reporting process, the internal control structure and the independent registered public accounting firm.

•
Its primary duties are to serve as an independent and objective party to monitor the financial reporting process and internal control system, to review and appraise the audit effort of the independent registered public accounting firm and to provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, and our Board of Directors.

•
Our Board of Directors has determined that Mr. Lapointe, Ms. Parks and Dr. Rubin, each of whom is nominated for election as a director, are “independent” directors, within the meaning of applicable listing standards of Nasdaq and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder.

•
Our Board of Directors has also determined that the members of the Audit Committee are qualified to serve on the committee and have the experience and knowledge to perform the duties required of the committee and that Mr. Lapointe qualifies as an “audit committee financial expert” as that term is defined in the applicable rules and regulations of the Exchange Act and Nasdaq.

•
The Audit Committee met five times during the fiscal year ended December 31, 2025.

Compensation Committee		Meetings in 2025: 1
Dr. Rubin (Chair)	Ms. Parks	Dr. Zeldis

•
The Compensation Committee is responsible for reviewing and approving the executive compensation program, assessing executive performance, setting salary, making grants of annual incentive compensation and approving certain employment agreements.

•
Our Board of Directors has determined that Dr. Rubin, Ms. Parks and Dr. Zeldis are “independent” directors within the meaning of applicable listing standards of Nasdaq and the Exchange Act and the rules and regulations thereunder.

•
The Compensation Committee met one time during the fiscal year ended December 31, 2025

Nominating and Corporate Governance Committee		Meetings in 2025: 1
Dr. Zeldis (Chair)	Mr. Lapointe	Dr. Rubin

•
The Nominating Committee makes recommendations to the Board of Directors regarding the size and composition of our Board of Directors, establishes procedures for the nomination process, identifies and recommends candidates for election to our Board of Directors.

•
Our Board of Directors has determined that Dr. Zeldis, Mr. Lapointe and Dr. Rubin, each of whom is nominated for election as a director, are “independent” directors, as such term is defined by the applicable Nasdaq listing standards.

•
The Nominating Committee met one time during the fiscal year ended December 31, 2025.

In considering candidates for the Board of Directors, the Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a nominee. However, the Nominating Committee believes that all members of the Board of Directors should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board of Directors matters, and no conflict of interest that would interfere with performance as a director. In the case of current directors being considered

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for nomination, the Nominating Committee also considers the director’s history of attendance at meetings of the Board of Directors or its committees, the director’s tenure as a member of the Board of Directors, and the director’s preparation for and participation in such meetings.
Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Soligenix, Inc., 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a candidate for election at an Annual Meeting of Stockholders must otherwise comply with our Bylaws regarding stockholder proposals and nominations. See “Deadline for Stockholder Proposals” contained herein.
Board Leadership Structure
Our Board of Directors believes that Dr. Schaber’s service as both the Chairman of our Board of Directors and our Chief Executive Officer is in the best interest of our company and our stockholders. Dr. Schaber possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing our company and our business and, therefore, is best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most important matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, and collaborative partners.
Mr. Lapointe, Ms. Parks, Dr. Rubin, and Dr. Zeldis are independent and the Board of Directors believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of meetings of the Board of Directors, the independent directors hold executive sessions. Following an executive session of independent directors, the independent directors’ report back to the full Board of Directors regarding any specific feedback or issues, provide the Chairman with input regarding agenda items for Board of Directors and Committee meetings, and coordinate with the Chairman regarding information to be provided to the independent directors in performing their duties. The Board of Directors believes that this approach appropriately and effectively complements the combined Chairman/Chief Executive Officer structure.
Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate under the current circumstances, our corporate governance guidelines do not establish this approach as a policy, and the Board of Directors may determine that it is more appropriate to separate the roles in the future.
Director Independence
The Board of Directors has determined that Mr. Lapointe, Ms. Parks, Dr. Rubin, and Dr. Zeldis, each of whom is nominated for election as a director, are “independent” as such term is defined by the applicable listing standards of The NASDAQ Stock Market LLC. Our Board of Directors based this determination primarily on a review of the responses of the Directors to questionnaires regarding their employment, affiliations and family and other relationships.
Environmental, Social and Governance (“ESG”)
We are committed to developing and commercializing novel products to treat rare diseases where there is an unmet medical need, including orphan diseases and areas of unmet medical need in oncology and inflammation as well as development of vaccines and therapeutics in the areas of ricin exposure, emerging and antibiotic resistant infectious disease, and viral disease including Ebola, Marburg and COVID-19.
The Nominating Committee, consisting of Dr. Zeldis, Mr. Lapointe and Dr. Rubin, provides oversight of our philosophies and policies relating to ESG topics and operational controls of environmental, health and safety, and social risks, and is committed to supporting our efforts to operate as a sound corporate citizen. We believe that an integrated approach to business strategy, corporate governance and corporate citizenship creates long-term value. The following summary highlights certain of our policies and initiatives in these areas.

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We are committed to operating with integrity, contributing to the local communities, promoting diversity and inclusion, developing our employees and being thoughtful stewards of natural resources. We are also focused on the security of our data and safeguarding our supplier’s and clients’ privacy.
ESG HIGHLIGHTS
Healthy and Safe Work Environment
•
Commitment to comply with all applicable health and safety laws, regulations and other requirements to which we subscribe.

•
Integration of health and safety considerations into business decisions to ensure health and safety of our employees and the community.

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Equal employment opportunity hiring practices, policies and management of employees.

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Anti-harassment policy that prohibits hostility or aversion towards individuals in protected categories, and prohibits sexual harassment in any form, and details how to report and respond to harassment issues and strictly prohibits retaliation against any employee for reporting harassment.

•
Since January 1, 2024, we have not been a party to any suits, investigations, inquiries or other proceedings relating to occupational safety and health, nor have any such proceedings been overtly threatened.

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During 2024 and 2025, we had no work-related fatalities or occupational diseases and no workplace injuries.

Diversity and Inclusion
•
Committed to fostering and promoting an inclusive and globally diverse work environment. Of our total employee base, 60.0% identify as female, one of which is an officer of the Company, 40.0% identify as underrepresented minorities and 10.0% identify as LGBTQ+.

•
Formal policy that forbids discrimination based on protected classifications.

Prevention of Human Trafficking and Forced and Child Labor
•
Prohibition on employment of anyone under the age of 16 in any position, and workers under the age of 18 for hazardous work, overtime, or night shift work.

Wage and Hour Standards
•
Working hours not to exceed the maximum set by local law.

•
Commitment to comply with applicable wage laws, including those related to minimum wages, overtime hours, and legally mandated benefits.

Freedom of Association and Collective Bargaining
•
Employees have the right to freely associate or not associate with third party organizations such as labor organizations.

•
Employees also have the right to bargain or not bargain collectively in accordance with local laws.

Privacy and Data Security
•
Maintaining privacy policies, management oversight, and accountability structures to protect privacy and personal data.

Business Conduct and Ethics Codes
•
A strong corporate culture that promotes the highest standards of ethics and compliance for our business; the majority of our directors have an extensive background and experience in risk management.

•
Code of Business Conduct and Ethics sets forth principles to guide employee and director conduct.

Environment
•
Commitment to environmental protection and conservation of natural resources through innovative processes and continuous improvement methodologies.

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•
Commitment to continue to invest in energy conservation, work to reduce our environmental footprint, and adhere to environmental laws, regulations, policies and goals.

Governance
•
Strong focus on corporate governance since inception, striving for best practices in corporate governance.

Stakeholder Involvement
•
Commitment to receive feedback from such stakeholders to help improve ESG-related policies, the implementation thereof and our performance thereunder.

Anti-Bribery and Corruption Policies
•
Policies prohibiting improper or unauthorized expenditures (including commercial and public bribery) and other improper payment schemes.

•
Mechanism for confidential reporting of any suspected violations.

As reflected above, we have adopted a number of practices and policies that highlight our commitment to social and environmental responsibility and that seek to promote sustainability and health and well-being in the operation of our business. These practices are designed to position us as a supplier of choice to our prospective customers, an employer of choice to our existing and prospective employees, and a neighbor of choice in our communities. We are committed to the ethical and environmentally responsible operation of our business and have undertaken a number of initiatives to reduce our environmental impact and to ensure a healthy and safe workplace.
DIVERSITY CONSIDERATIONS IN IDENTIFYING DIRECTOR NOMINEES
We do not have a formal diversity policy or set of guidelines in selecting and appointing directors that comprise our Board of Directors. However, when making recommendations to our Board of Directors regarding the size and composition of our Board of Directors, our Nominating Committee does consider each individual director’s qualifications, skills, business experience and capacity to serve as a director and the diversity of these attributes for the Board of Directors as a whole.
Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. The Board of Directors is engaged in the oversight of risk through regular updates from Dr. Schaber, in his role as our Chief Executive Officer, and other members of our management team, regarding those risks confronting us (including risks relating to regulatory compliance, information technology and cybersecurity, environmental and sustainability, climate change and public health), the actions and strategies necessary to mitigate those risks and the status and effectiveness of those actions and strategies. The updates are provided at regularly scheduled Board of Directors and committee meetings as well as through more frequent informal meetings that include our Board of Directors, our Chief Executive Officer, our Chief Financial Officer, our Chief Medical Officer and our Chief Scientific Officer and other members of our management team. The Board of Directors provides insight into the issues, based on the experience of its members, and provides constructive challenges to management’s assumptions and assertions.
In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

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Each committee reports regularly to the full Board of Directors regarding the matters within its area of responsibility. This structure enables the Board and its committees to coordinate their risk-oversight responsibilities while maintaining the Board’s overall responsibility for overseeing the Company’s risk-management process.
CYBERSECURITY
Cybersecurity Risk Management and Strategy
Our technology and cybersecurity programs are crucial to maintaining secure operations, which enable us to deliver on our promise to maintain stakeholder trust. Our Chief Financial Officer (“CFO”) is responsible for establishing, implementing and executing our cybersecurity program and strategy. Our CFO has over ten years of information technology, information technology audit, and cybersecurity experience, and is involved in following the latest developments in cybersecurity, including potential threats and innovative risk management techniques.
Our cybersecurity program is a critical component of our enterprise risk management process overseen by our Board of Directors, and we have integrated cybersecurity-related risks into our overall enterprise risk management framework. Additionally, cybersecurity-related risks are included in the risk universe that the risk management function evaluates to assess top risks to the enterprise on an annual basis.
Our personnel responsible for cybersecurity proactively identifies, manages, and mitigates cyber risk in a variety of ways, including but not limited to:
•
cyber incident response, IT disaster recovery, and business continuity plans;

•
cybersecurity assessments and remediation planning as part of our due diligence process; and

•
identity and access management controls.

A primary element of our cybersecurity program is the implementation of controls aligned with industry guidelines and applicable regulations to identify threats, deter attacks, and protect our information security assets. We engage third-party providers to support aspects of our cybersecurity program and we maintain processes to oversee and manage cybersecurity risks associated with our use of third-party service providers.
Cybersecurity Governance
Our Board of Directors oversees the management of our cybersecurity risk exposures and the steps management has taken to monitor and control such exposures. Annually, the Board of Directors receives an update from our CFO and other members of management on relevant topics, including cybersecurity program maturity progress, new capabilities implemented, and notable incidents or events should they occur. In accordance with our cybersecurity incident response plan, our Board of Directors is promptly informed of potentially material cybersecurity incidents, including with respect to our third-party service providers.
Although we have experienced cybersecurity incidents from time to time that have not had a material adverse effect on our business, financial condition, or results of operations, there can be no assurance that a cyber-attack, security breach, or other cybersecurity incident will not have a material adverse effect on us in the future.
Insider Trading Policy
Our Board of Directors has adopted an Insider Trading Policy, which applies to all of our directors, officers, employees, agents and representatives and is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable Nasdaq listing standards. Our Insider Trading Policy expressly prohibits our directors, officers, employees, agents and representatives from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit. It also prohibits our directors, officers and employees (and their immediate family members) from short-selling our Common Stock and from engaging in transactions involving Company-based derivative securities, including buying or writing puts and calls and transacting in straddles or similar instruments. These prohibitions have the effect of restricting transactions that would allow an insider to hedge or offset any decrease in the market value of our equity securities. The policy does not prohibit the grant, holding or exercise of options or other derivative securities awarded under our equity incentive plans, or transactions in our convertible debentures.

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Our directors, officers, employees, agents and representatives are permitted to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act, so that they can prudently diversify their asset portfolios and exercise their stock options before expiration.
Our Insider Trading Policy is posted on the “Investors — Corporate Governance” section of the Company’s website: http://www.soligenix.com and has been filed as an exhibit the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 that was filed with the SEC on March 31, 2026.
Incentive Compensation Recoupment Policy
In 2023, we adopted an Incentive Compensation Recoupment Policy in compliance with Nasdaq rules. Under our Incentive Compensation Recoupment Policy, if we are required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements under United States securities laws, we will be entitled to recover (and will seek to recover), from our executive officers, any excess incentive-based compensation received by our executive officers during the three-year period prior to the date on which we are required to prepare the restatement. This policy applies to both equity-based and cash compensation awards. The “excess compensation” is the difference between the actual amount that was paid and the amount that would have been paid if the financial statements were prepared properly in the first instance. To ensure that we can enforce the Incentive Compensation Recoupment Policy, we require each executive officer subject to the policy to execute an acknowledgement stating that the executive has received and reviewed the policy and agrees that he or she is fully bound by the policy.
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Report of the Audit Committee of the Board of Directors(1)
The Audit Committee submits the following report for the year ended December 31, 2025:
The Audit Committee has reviewed and discussed with both management and the independent registered public accounting firm the audited consolidated financial statements as of and for the year ended December 31, 2025. The Audit Committee’s review included discussion with the auditors of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors matters relating to the auditors’ independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the United States Securities and Exchange Commission (the “SEC”).
Submitted by the Audit Committee,
/s/ Gregg A. Lapointe (Committee Chair)
/s/ Diane L. Parks
/s/ Robert J. Rubin
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(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Proposal 2: Amendment To Second Amended And Restated Certificate of Incorporation To Effect The Reverse Stock Split
RECOMMENDATION OF THE BOARD OF DIRECTORS	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL
Background and Proposed Amendment
As of July 20, 2026, our Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), authorizes us to issue a total of 75,350,000 shares of capital stock, consisting of (a) 75,000,000 shares of Common Stock, (b) 230,000 shares of undesignated preferred stock (none of which are currently outstanding), (c) 10,000 shares of Series B Convertible Preferred Stock, par value $0.05 per share (none of which are currently outstanding), (d) 10,000 shares of Series C Convertible Preferred Stock, par value $0.05 per share (none of which are currently outstanding), and (e) 100,000 shares of Series A Junior Participating Preferred Stock, par value $0.001 per share (none of which are currently outstanding).
On June 25, 2026, subject to stockholder approval, the Board of Directors approved an amendment to our Charter to, at the discretion of the Board of Directors exercisable for a period of up to one year, effect the reverse stock split of our Common Stock at a ratio of 1-for-2 to 1-for-20, with the exact ratio within such range to be determined by the Board of Directors at its discretion (such action, the “Reverse Stock Split”). The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. Although stockholders who hold fewer shares of Common Stock immediately prior to the effective time of the Reverse Stock Split than the Reverse Stock Split ratio selected by the Board of Directors will receive only a cash payment in lieu of a fractional share and will cease to be stockholders of the Company as a result, as described under “Treatment of Fractional Shares in the Reverse Stock Split” below, we do not expect the number of stockholders affected in this manner to be significant in relation to our overall stockholder base, and any resulting reduction in the number of stockholders is an incidental effect of, rather than an intended purpose of, the Reverse Stock Split. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect, other than as a result of the receipt of cash in lieu of a fractional share as described herein.
If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 20 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. The actual timing for implementation of the Reverse Stock Split would be determined by the Board of Directors based upon its evaluation as to when such action would be most advantageous to us and our stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board of Directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of us and our stockholders in light of, among other things, our ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of our Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per
2026 Proxy Statement	|	21

share price of the Common Stock following the Reverse Stock Split. If the Board of Directors determines that it is in the best interests of us and our stockholders to effect the Reverse Stock Split, it will hold a Board of Directors meeting, or act by written consent, to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board of Directors will consider in deciding whether to effect the Reverse Stock Split, see below under “Determination of the Reverse Stock Split Ratio” and “Board of Directors Discretion to Effect the Reverse Stock Split.”
The text of the proposed amendment to the Charter to effect the Reverse Stock Split is included as Annex A to this proxy statement (the “Reverse Split Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Reverse Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Split Amendment is subject to revision to include such changes as may be required by the Office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable. The Board of Directors has determined that the amendment is advisable and in the best interests of us and our stockholders and has submitted the amendment for consideration by our stockholders at the Annual Meeting.
If both the Reverse Stock Split Proposal and the Authorized Shares Proposal (Proposal 3) are approved by our stockholders, we anticipate that we will file the Authorized Shares Amendment (as defined in Proposal 3) with the Secretary of State of the State of Delaware prior to filing the Reverse Split Amendment. In that event, the Reverse Split Amendment will be revised to reflect the Charter as then in effect, including the increased number of authorized shares of Common Stock from 75,000,000 to 125,000,000. Annex A to this proxy statement reflects the text of the Reverse Split Amendment as if the Authorized Shares Amendment has not yet been filed; however, if the Authorized Shares Amendment is filed first, the introductory paragraphs of Article IV set forth in the Reverse Split Amendment will be updated to reflect 125,000,000 authorized shares of Common Stock and a corresponding total of 125,350,000 authorized shares of capital stock. No additional stockholder approval will be required in connection with any such revision to the Reverse Split Amendment.
Reasons for the Reverse Stock Split
MAINTAIN NASDAQ LISTING
We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on Nasdaq. We believe increase in the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors, including institutional investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.
Maintaining our listing on Nasdaq is important to us and our stockholders. Continued listing supports liquidity for our Common Stock, facilitates access to capital on more favorable terms, and enhances our attractiveness to potential strategic partners, collaborators and investors. A Nasdaq listing also provides a level of visibility and credibility with the investment community that we believe would be difficult to replicate if our Common Stock were to trade only on the over-the-counter markets, and helps support continued analyst coverage and institutional investor interest in our Common Stock. Loss of our Nasdaq listing could adversely affect our ability to raise additional capital, could reduce the trading volume and liquidity of our Common Stock, and could make our Common Stock less attractive to current and prospective stockholders, employees and business partners. The Board of Directors believes that preserving our Nasdaq listing is consistent with, and supportive of, our broader efforts to maximize long-term stockholder value, including our ongoing evaluation of strategic alternatives.
On June 10, 2026, we received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (the “Staff”) indicating that, based upon the closing bid price of Common Stock for the 30 consecutive business day period between April 28, 2026 through June 9, 2026, we did not meet the minimum bid price of $1.00 per share required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that we would be provided with a compliance period of 180 calendar days, or until December 7, 2026, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A). We are unable to determine if we will regain compliance prior to the expiration of the 180-day period or to provide any assurance that we will qualify for any additional compliance periods.
In order to regain compliance with Nasdaq’s minimum bid price requirement, our Common Stock must maintain a minimum closing bid price of $1.00 for at least ten consecutive business days during the compliance period.

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We believe that the Reverse Stock Split is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on Nasdaq. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of Nasdaq following the Reverse Stock Split.
In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board of Directors with flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.
The Board of Directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of us and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board of Directors approved the Reverse Stock Split as being in the best interests of the Company.
Risks Associated with the Reverse Stock Split
THE REVERSE STOCK SPLIT MAY NOT INCREASE THE PRICE OF OUR COMMON STOCK OVER THE LONG-TERM.
As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq, so that we can remain a Nasdaq-listed company. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.
THE REVERSE STOCK SPLIT MAY DECREASE THE LIQUIDITY OF OUR COMMON STOCK.
The Board of Directors believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

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THE REVERSE STOCK SPLIT MAY RESULT IN SOME STOCKHOLDERS OWNING “ODD LOTS” THAT MAY BE MORE DIFFICULT TO SELL OR REQUIRE GREATER TRANSACTION COSTS PER SHARE TO SELL.
If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
THE REVERSE STOCK SPLIT MAY LEAD TO A DECREASE IN OUR OVERALL MARKET CAPITALIZATION.
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.
Potential Consequences if the Reverse Stock Split Proposal is Not Approved
If the Reverse Stock Split Proposal is not approved by our stockholders, the Board of Directors will not have the authority to effect the Reverse Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board of Directors to effect the Reverse Stock Split would expose us to delisting from Nasdaq. Upon delisting from Nasdaq, our stock would be traded in the over-the-counter (“OTC”) market via a broker-dealer network. Investors may be required to take additional steps and/or pay additional fees when trading OTC securities because trades must be made through market makers who carry an inventory of securities to facilitate trading. Some institutional investors and retail brokers refrain from buying OTC securities, as they are generally considered to be more risky, with less stringent reporting requirements and lower transparency associated with these securities. As a result, OTC securities have less liquidity than securities traded on a national exchange, such as Nasdaq.
Determination of the Reverse Stock Split Ratio
The Board of Directors believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of us and our stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board of Directors will not be more than 1-for-20.
The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:
•
our ability to maintain the listing of our Common Stock on Nasdaq;

•
the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•
the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•
the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•
prevailing market conditions;

•
general economic conditions in our industry; and

•
our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board of Directors the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board of Directors chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

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Board of Directors Discretion to Effect the Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our stockholders, the Board of Directors will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board of Directors currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. The Board of Directors believes it is important to retain the authority to effect the Reverse Stock Split even if we pursue, or are pursuing, other efforts intended to increase the trading price of our Common Stock, because those other efforts may not succeed, or, even if they initially succeed, the trading price of our Common Stock could subsequently decline due to overall market conditions or other factors unrelated to those efforts. Retaining this authority allows the Board of Directors to respond promptly to such circumstances without the delay and expense of seeking additional stockholder approval. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq, including for other reasons.
If our stockholders approve the Reverse Stock Split Proposal at the Annual Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of us and our stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board of Directors does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Split Amendment will be abandoned.
The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board of Directors or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. Although a limited number of stockholders holding a small number of shares of Common Stock may receive only cash and cease to be stockholders as a result of the treatment of fractional shares in the Reverse Stock Split, as described under “Treatment of Fractional Shares in the Reverse Stock Split” below, we do not believe that this effect is material in relation to our overall stockholder base, and we do not believe the Reverse Stock Split should be considered a “going private” transaction within the meaning of Rule 13e-3.
Effects of the Reverse Stock Split
EFFECTS OF THE REVERSE STOCK SPLIT ON ISSUED AND OUTSTANDING SHARES
If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock by a Reverse Stock Split ratio of 1-for-2 to 1-for-20. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that a stockholder receives cash in lieu of a fractional share of Common Stock in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the receipt of cash in lieu of a fractional share). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.001.
As of July 20, 2026, we had 21,765,479 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-20, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 10,882,740 shares and 1,088,274 shares, respectively.

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We are currently authorized to issue a maximum of 75,000,000 shares of our Common Stock. As of July 20, 2026, there were 21,765,479 shares of our Common Stock issued and outstanding. The number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split; however, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board of Directors. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.
Following the Reverse Stock Split, the Board of Directors will have the authority, subject to applicable laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board of Directors deems appropriate. Consistent with our business strategy and while no definitive agreements have been reached, we currently are pursuing various business development opportunities, including potential strategic transactions. We believe having additional authorized and unissued shares will provide the flexibility needed to pursue these and future opportunities. However, at present, we do not have any definitive plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected.
EFFECTS OF THE REVERSE STOCK SPLIT ON OUTSTANDING EQUITY AWARDS AND PLANS
If the Reverse Stock Split is effected, the terms of outstanding equity awards granted under the 2015 Equity Incentive Plan (the “2015 Plan”) and the 2025 Equity Incentive Plan (the “2025 Plan”), including (i) the number of shares and type of Common Stock subject to outstanding awards; and (ii) the per share exercise price of each outstanding award, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number.
The maximum number of shares of Common Stock available for issuance under the 2025 Plan is 6,403,446 shares as of July 20, 2026. On January 1, 2026, the number of shares of Common Stock reserved for issuance automatically increased from 6,000,000 shares to 6,403,446 shares, in accordance with the terms of the 2025 Plan. The number of shares of Common Stock reserved for issuance will automatically increase (i) on January 1 of each calendar year, from January 1, 2027 through January 1, 2035, by the least of (a) four percent of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, (b) 1,000,000 shares, or (c) a number determined by our Board of Directors that is less than (a) or (b). The maximum number of shares of Common Stock that may be issued pursuant to the exercise of “incentive stock options”, and the maximum number of shares of Common Stock that may be issued pursuant to the exercise of non-statutory options, will each be 6,000,000, as increased from time to time pursuant to annual increases. None of these limitations will change as a result of the Reverse Stock Split. Thus, the Reverse Stock Split will effectively increase these limits under the 2025 Plan.
Prior to the Reverse Stock Split, the maximum number of shares of Common Stock available for issuance under the 2015 Plan is 6,000,000 shares. We do not have any shares available for future awards under the 2015 Plan. As such, in addition, the total number of shares of Common Stock that may be the subject of future grants under the 2015 Plan, all plan limits (e.g., the total number of shares subject to the 2015 Plan and the 2015 Plan’s limit on the number of stock options or stock appreciation rights that may be granted in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.
EFFECTS OF THE REVERSE STOCK SPLIT ON VOTING RIGHTS
Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the receipt of cash in lieu of a fractional share). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.
EFFECTS OF THE REVERSE STOCK SPLIT ON REGULATORY MATTERS
We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

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EFFECTS OF THE REVERSE STOCK SPLIT ON AUTHORIZED SHARE CAPITAL
The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split.
Treatment of Fractional Shares in the Reverse Stock Split
The Company does not intend to issue fractional shares of Common Stock in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. Instead, stockholders who otherwise would be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split will receive a cash payment in lieu of such fractional share, as described below. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:
•
converted into the right to receive a cash payment, without interest, in lieu thereof, in an amount equal to the product of such fraction multiplied by the average of the closing sale prices of the Common Stock on The Nasdaq Capital Market for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split (or, if the Common Stock does not trade on Nasdaq during such period, based on such other measure of the fair market value of the Common Stock as our Board of Directors determines to be appropriate), if such shares of Common Stock are held directly; or

•
rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under an equity incentive plan, in order to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code of 1986, as amended (the “Code”).

No holder of Common Stock will be entitled to receive interest on any cash payment made in lieu of a fractional share, and such cash payments will be paid from the Company’s available funds. No stockholder of record will be required to pay any fee or service charge to us or our transfer agent in connection with the payment of cash in lieu of a fractional share of Common Stock to which they may otherwise be entitled. As soon as practicable following the effective time of the Reverse Stock Split, our transfer agent will process the payment of cash in lieu of fractional shares to stockholders who hold their shares directly, in accordance with the procedures described under “Exchange of Share Certificates” below. Generally, stockholders who hold their shares in “street name” through a bank, broker or other nominee will have the cash payment for any fractional share credited to their account by such bank, broker or other nominee following receipt of the aggregate cash payment from our transfer agent. The precise treatment, timing and procedures, including whether any fee or service charge will be imposed, are determined by each individual bank, broker or nominee and may differ from the treatment, timing and procedures applicable to stockholders who hold their shares of record directly with our transfer agent. Stockholders who hold their shares in street name should contact their bank, broker or other nominee with any questions regarding the treatment, timing, procedures, manner or cost of receiving payment for any fractional share.
Stockholders should also be aware that, because fractional shares will be paid out in cash rather than rounded up to a whole share, a stockholder who holds a number of shares of Common Stock immediately prior to the effective time of the Reverse Stock Split that is less than the Reverse Stock Split ratio selected by the Board of Directors will not receive any whole share of New Common Stock and will instead receive only a cash payment for the resulting fractional share, and such stockholder will cease to be a stockholder of the Company following the Reverse Stock Split. For example, if the Board of Directors selects a Reverse Stock Split ratio of 1-for-20, a stockholder holding fewer than 20 shares of Common Stock immediately prior to the effective time would receive only cash and would no longer hold any shares of Common Stock following the Reverse Stock Split.
If a stockholder entitled to receive a cash payment in lieu of a fractional share cannot be located, or does not cash a check issued in payment thereof within the time period specified by applicable law, the amount of such payment may be treated as unclaimed property and, to the extent required by applicable law, remitted to the relevant state, and the stockholder’s right to receive such payment may thereafter be subject to the applicable state’s unclaimed or abandoned property laws.
Effective Time of the Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Split Amendment is accepted and recorded by the office of the Secretary of State of the State of

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Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board of Directors will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.
Exchange of Share Certificates
If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent will mail a letter of transmittal to the stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name. The letter of transmittal will also include instructions for the payment of cash in lieu of any fractional share of Common Stock to which a stockholder may be entitled, as described under “Treatment of Fractional Shares in the Reverse Stock Split” above.
Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Beneficial owners holding shares in street name should note that their bank, broker or other nominee may have different procedures for processing the Reverse Stock Split and any related cash payment in lieu of a fractional share, as described under “Treatment of Fractional Shares in the Reverse Stock Split” above, and are encouraged to contact their bank, broker or other nominee with any questions in that regard. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.
Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that we and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.
STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.
Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.
Regulatory Approvals
The Reverse Stock Split will not be consummated, if at all, until after approval of the stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware.
Accounting Treatment of the Reverse Stock Split
If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance

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sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders (as defined below). This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and the current treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, stockholders who actually or constructively own 10% or more of our voting stock, real estate investment trusts. grantor trusts, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax or U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code (generally, property held for investment).
As used herein, the term “U.S. holder” means a holder of our Common Stock that is, for U.S. federal income tax purposes:
•
a citizen or resident of the U.S.;

•
a corporation or other entity taxed as a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split.

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HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and, consequently, is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
Tax Considerations Applicable to U.S. Holders.
Assuming the Reverse Stock Split qualifies as a recapitalization, then, in general, no gain or loss should be recognized by a U.S. holder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock (other than as discussed below with respect to cash received in lieu of a fractional share). A U.S. holder’s aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split, less the portion of such aggregate tax basis allocated to any fractional share of Common Stock exchanged for cash as discussed in the following paragraphs. A U.S. holder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the U.S. holder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, stockholders who would otherwise be entitled to receive a fractional share of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will receive a cash payment in lieu of such fractional share, as described under “Treatment of Fractional Shares in the Reverse Stock Split” above. For U.S. federal income tax purposes, a U.S. holder that receives cash in lieu of a fractional share of Common Stock generally should be treated as first receiving such fractional share pursuant to the Reverse Stock Split and then as having exchanged that fractional share for cash in a redemption of such fractional share. Such U.S. holder generally should recognize capital gain or loss equal to the difference, if any, between the amount of cash received and the portion of such U.S. holder’s aggregate tax basis in the shares of Common Stock surrendered that is allocated to the fractional share. Any such capital gain or loss generally should be long-term capital gain or loss if the U.S. holder’s holding period for the Common Stock surrendered, as described above, exceeds one year at the effective time of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on the U.S. holder’s particular facts and circumstances, the cash payment in lieu of a fractional share could instead be treated as a distribution under Section 301 of the Code and as such as a dividend to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our common stock, with any remaining amount being treated as capital gain. U.S. holders should consult their tax advisors regarding the tax effects to them of receiving a cash payment in lieu of fractional shares based on their particular circumstances and the tax implications of such cash payment being treated as a distribution under Section 301 of the Code.
Payments of cash made in lieu of a fractional share may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each U.S. holder of our Common Stock that does not otherwise establish an exemption from backup withholding should furnish, generally on IRS Form W-9, its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against a U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is timely furnished to the IRS. U.S. holders of our Common Stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

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Tax Considerations Applicable to Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. holder” is a holder of our Common Stock that is neither a U.S. holder nor a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes. Generally, Non-U.S. holders would not recognize any gain or loss upon the Reverse Stock Split. The treatment of a Non-U.S. holder who receives cash in lieu of a fractional share of the common stock pursuant to the Reverse Stock Split is unclear. If such Non-U.S. holder were to recognize capital gain or loss such gain or loss should also generally not be subject to U.S. federal income or withholding tax unless (a) such gain or loss is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment maintained by the Non-U.S. holder), (b) the Non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the Reverse Stock Split and certain other conditions are met, or (c) our common stock constitutes a U.S. real property interest by reason of our status as U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any time within the shorter of the five-year period preceding the Reverse Stock Split and the Non-U.S. holder’s holding period for our common stock. We believe we are currently not a USRPHC. However, because the determination of whether we are a USRPHC depends on the fair market value of our U.S. real property interests relative to the fair market value of our other business assets, there can be no assurance that we are not, were not at any time or will not become, a USRPHC. Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis in the same manner as if the Non-U.S. holder were a U.S. holder. A Non-U.S. holder that is a foreign corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items. A Non-U.S. holder described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain realized with respect to cash received in lieu of a fractional share, which may be offset by certain U.S. source capital losses, even though the Non-U.S. holder is not considered a resident of the United States. With respect to clause (c) above, if we are a USRPHC, a Non-U.S. holder may qualify for an exemption if our Common Stock is regularly traded on an established securities market and the Non-U.S. holder does not actually or constructively hold more than 5% of such regularly traded Common Stock at any time within the shorter of the five-year period preceding the Reverse Stock Split and the Non-U.S. holder’s holding period for our common stock. If no exemption is available and we are a USRPHC, a Non-U.S. holder’s cash received in lieu of a fractional share will generally be subject to withholding at a rate of 15% and such Non-U.S. holder will generally be taxed on any gain in the same manner as gain that is effectively connected with the conduct of a U.S. trade or business, except that the branch profits tax generally should not apply to such gain. Non-U.S. holders should consult with their tax advisors on the availability of any exemption in the event we are or become a USRPHC. However, Cash received by a Non-U.S. holder in lieu of fractional shares could be treated as a dividend for U.S. federal income tax purposes (which could be subject to U.S. federal income or withholding tax) instead of capital gain. Non-U.S. holders should consult their own tax advisors to determine the extent to which their receipts of cash in lieu of fractional shares could be treated as dividends and the U.S. federal income tax implications of such treatment.
In general, backup withholding and information reporting will not apply to payments of cash in lieu of a fractional share of our common stock to a Non-U.S. holder pursuant to the Reverse Stock Split if the Non-U.S. holder certifies under penalties of perjury that it is a Non-U.S. holder, and the applicable withholding agent does not have actual knowledge to the contrary. Under certain circumstances the amount of cash paid to a Non-U.S. holder in lieu of a fractional share of our common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.
Non-U.S. holders should consult their own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.
FATCA
Under the Foreign Account Tax Compliance Act (“FATCA”), withholding taxes may apply to certain types of payments made to “foreign financial institutions” (as specially defined in the Code) and certain other non-United States entities. Specifically, a 30% withholding tax may be imposed on dividends on stock paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain diligence and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign

2026 Proxy Statement	|	31

entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, then, pursuant to an agreement between it and the U.S. Treasury or an intergovernmental agreement between, generally, the jurisdiction in which it is resident and the U.S. Treasury, it must, among other things, identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders.
Any cash paid to a non-U.S. holder as a result of the Reverse Stock Split that is treated as dividend may be subject to withholding under FATCA unless the requirements set forth above are satisfied (if applicable) and appropriate certifications are made. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of our common stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.
The tax treatment of a holder of our Common Stock may vary depending upon the particular facts and circumstances of such stockholder.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO U.S. HOLDERS. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF OUR COMMON STOCK ARE URGED TO AND SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM, INCLUDING RECORD RETENTION AND TAX-REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.
Vote Required
The approval of the Reverse Stock Split Proposal requires that more votes be cast “FOR” the proposal than “AGAINST” the proposal. Abstentions and Broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any Broker non-votes on this proposal; however, Broker non-votes may still occur if Brokers choose not to exercise their discretionary authority on this routine matter due to internal policies or otherwise. A failure to instruct your Broker on how to vote your shares will not necessarily count as a vote against this proposal.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote “FOR” the approval of the Reverse Stock Split Proposal.
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32	|	2026 Proxy Statement

Proposal 3: Amendment to our Certificate of Incorporation to Increase the Number of Authorized Shares
RECOMMENDATION OF THE BOARD OF DIRECTORS	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.
General
Our Certificate of Incorporation currently provides for 75,000,000 shares of authorized Common Stock. Our Board of Directors has adopted a resolution to amend our Certificate of Incorporation to increase the authorized number of shares of Common Stock to 125,000,000, subject to stockholder approval of the amendment. No changes will be made to the number of authorized shares of our preferred stock.
The proposed amendment to our Certificate of Incorporation will be affected by amending the introductory paragraphs of Article IV thereof to read in full as follows:
“The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is one hundred twenty five million three hundred fifty thousand (125,350,000) shares, of which (a) one hundred twenty five million (125,000,000) shares, of par value of $.001 per share, shall be of a class designated “Common Stock,” (b) two hundred thirty thousand (230,000) shares, of a par value of $.001 per share, shall be of a class designated “Preferred Stock,” (c) ten thousand (10,000) shares, of a par value of $.05 per share, shall be of a class designated “Series B Convertible Preferred Stock,” ten thousand (10,000) shares, of a par value of $.05 per share, shall be of a class designated “Series C Convertible Preferred Stock,” and (d) one hundred thousand (100,000) shares, of a par value of $.001 per share, shall be designated “Series A Junior Participating Preferred Stock.”
The designations, powers, preferences, privileges, and relative, participating, option, or other special rights and qualifications, limitations, or restrictions of the above classes of capital stock shall be as follows:”
A copy of the proposed amendment to our Certificate of Incorporation is set forth in Annex B attached hereto.
Purpose of Amendment
Our Board of Directors believes that the proposed increase in the number of shares available for issuance under our Certificate of Incorporation is required to continue to operate our business efficiently. When practical, we may attempt to fund our development programs and other business activities through the issuance of shares, which we believe may be less dilutive to stockholders than funding these activities from the proceeds of typical equity financings. In addition, the use of equity awards in the form of stock options as a component of employee compensation will be important to attract and retain quality personnel that give us the highest probability of future success. Currently, the Company is limited to 45,546,261 shares of Common Stock available, the details from which this number is derived are provided below.
As of July 20, 2026, we had 21,765,479 shares of Common Stock outstanding. In addition, as of such date, 6,798,141 shares were reserved for issuance upon exercise of outstanding warrants, and 890,119 shares were reserved for issuance upon exercise of presently outstanding options under our 2015 Plan and our 2025 Plan. Based upon the foregoing number of outstanding and reserved shares of Common Stock, we have 45,546,261 shares remaining available for other purposes. We have zero shares available for future grants under the 2015 Plan.

2026 Proxy Statement	|	33

The proposed increase in the number of shares available for issuance under our Charter is intended to provide the Board of Directors with authority, without further action of the stockholders, to issue the additional shares of Common Stock, from time to time in such amounts as the Board of Directors deems necessary. Without limitation of the foregoing, the additional shares may be issued in connection with (1) the achievement of clinical development milestones under license or purchase agreements, (2) strategic partnering and/or acquisition transactions involving the issuance of our securities as well as to meet long-term corporate objectives, (3) capital raising transactions through the sale of Common Stock and/or securities convertible into or exercisable for Common Stock in the private and/or public equity markets to support a higher level of growth, respond to competitive pressures, develop new products and services and support new strategic partnership expenditures, and (4) new hires for growth as we move towards commercialization.
The need to increase the authorized shares is primarily driven by our desire to have sufficient shares available for possible merger and acquisition activities, and other corporate development objectives that may occur over the coming months or years. Consistent with our business strategy, we currently are pursuing various business development opportunities, including potential strategic transactions. While no definitive agreements have been reached, we believe having additional authorized shares will provide the flexibility needed to pursue these and future opportunities. Although we currently have a sufficient number of shares to satisfy our obligations under current agreements and arrangements, without the increase of the authorized shares we would have a limited number of shares remaining.
In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares of Common Stock caused by the issuance of the additional shares would dilute the earnings per share (including projected future earnings per share) and book value per share of all outstanding shares of our Common Stock. If such factors were reflected in the price per share of the Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares of Common Stock could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. The holders of outstanding shares of Common Stock have no preemptive rights to purchase additional shares.
The proposed increase in the authorized number of shares of Common Stock could have other effects on our stockholders. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.
Vote Required
The approval of the Authorized Shares Proposal requires that more votes be cast “FOR” the proposal than “AGAINST” the proposal. Abstentions and Broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any Broker non-votes on this proposal; however, Broker non-votes may still occur if Brokers choose not to exercise their discretionary authority on this routine matter due to internal policies or otherwise.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote “FOR” the approval of the amendment to the Charter.
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Proposal 4: Advisory Vote on Executive Compensation
RECOMMENDATION OF THE BOARD OF DIRECTORS	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT
Say on Pay
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires companies that are subject to the SEC’s proxy rules and regulations to hold a stockholder vote to approve, on an advisory (non-binding) basis, the compensation of their named executive officers as disclosed in their proxy statements in accordance with the SEC’s rules.
As described under the heading “Executive Compensation,” our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our executive officers are rewarded for the achievement of annual, long-term and strategic goals, and corporate goals. Please read the “Executive Compensation” section beginning on page 46 for additional details about our executive compensation programs, including information about the fiscal year 2025 compensation of our Chief Executive Officer and each of the three other most highly compensated executive officers during 2025 who were serving as executive officers at the end of such year (collectively, the “Named Executive Officers”).
The Compensation Committee continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. The Compensation Committee believes the Company’s executive compensation programs have been effective at incentivizing the achievement of financial performance and returns to stockholders.
We are asking our stockholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2026 Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2025 Summary Compensation Table and the other related tables and disclosure.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. In addition to the advisory vote on executive compensation, we are committed to ongoing engagement with our stockholders on executive compensation and corporate governance issues.
At the 2025 Annual Meeting of Stockholders, approximately 83% of the votes cast on the advisory vote on the executive compensation proposal were cast in favor of our Named Executive Officers’ compensation as disclosed in the proxy statement for last year’s meeting. Our Board of Directors and the Compensation Committee reviewed these final vote results and determined that, given the level of support, our Company should maintain the components of our compensation program.
2026 Proxy Statement	|	35

We have determined that our stockholders should vote on a say-on-pay proposal each year, consistent with the preference expressed by our stockholders at the 2020 Annual Meeting of Stockholders.
Vote Required
The affirmative “FOR” vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on the proposal is required to approve, on an advisory basis, the compensation of our executive officers. Abstentions will have the same practical effect as shares voted against this proposal; whereas, Broker non-votes will not be counted as votes against this proposal. Therefore, a failure to instruct your Broker on how to vote your shares will not necessarily count as a vote against this proposal.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote “FOR” the approval of the compensation of our executive officers.
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36	|	2026 Proxy Statement

Proposal 5: Advisory Vote on Frequency of an Advisory Vote on Executive Compensation
RECOMMENDATION OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE OPTION OF “ONE YEAR” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

Say When on Pay
The Dodd-Frank Act requires that we, as a company that is subject to the SEC’s proxy rules and regulations, hold a stockholder vote to indicate, on an advisory basis, how frequently we should seek an advisory vote on the compensation of our Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal 5, stockholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation once every one, two, or three years (or stockholders may abstain).
After careful consideration of this Proposal, our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative at this time, and therefore our Board of Directors recommends that stockholders vote for a one-year interval for the advisory vote on executive compensation.
In formulating its recommendation, our Board of Directors considered that an annual advisory vote on executive compensation will continue to allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach, and we look forward to hearing from our stockholders on this Proposal.
Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when they vote in response to the resolution set forth below.
“RESOLVED, that the option of once every one year, two years, or three years that receives a majority of all the votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the Named Executive Officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.”
The option of one year, two years or three years that receives a majority of all the votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by stockholders. However, because this vote is advisory and not binding on the Company or our Board of Directors, our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option selected by the stockholders.

2026 Proxy Statement	|	37

Vote Required
The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal is required to approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation. Abstentions will have the same practical effect as shares voted against this proposal; whereas, Broker non-votes will not be counted as votes against this proposal. Therefore, a failure to instruct your Broker on how to vote your shares will not necessarily count as a vote against this proposal.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote for the option of “ONE YEAR” as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC.
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Proposal 6: Ratification of Independent Auditors
RECOMMENDATION OF THE BOARD OF DIRECTORS	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.
The Audit Committee of the Board of Directors has appointed Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2026 to audit our financial statements for the year ending December 31, 2026 and to render other professional services as required, at the remuneration to be determined by the Audit Committee of the Board of Directors. A representative of Cherry Bekaert is expected to be available at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
We are asking our stockholders to ratify the selection of Cherry Bekaert as our independent registered public accounting firm. Although ratification is not required by our Certificate of Incorporation, Bylaws or otherwise, the Board of Directors is submitting the selection of Cherry Bekaert to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.
Principal Accounting Fees and Services
The following table highlights the aggregate fees billed by Cherry Bekaert during each of the two years ended December 31, 2025.
	2025	2024
Audit Fees	$172,175	$214,463
Audit-Related Fees	—	—
Tax Fees	22,365	—
All Other	—	—
Total	$194,540	$214,463
AUDIT FEES
This category includes the fees for the examination of our consolidated financial statements, review of our Annual Report on Form 10-K, quarterly reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q and periodic review of documents to be filed with the SEC, including registration statements.

2026 Proxy Statement	|	39

AUDIT-RELATED FEES
This category consists of services that are closely related to the financial audit process and primarily consists of review of reports filed and to be filed with the SEC and accounting advice relating thereto, and audits in connection with consummated acquisitions. Our principal accountants did not bill us for any audit-related services during either of the two years ended December 31, 2025.
TAX FEES
This category relates to professional services for tax compliance, tax advice, and tax planning, including preparation of our federal and state income tax returns and Form 1099’s.
OTHER FEES
Our principal accountants did not bill us for any services or products other than as reported in the table above during each of the two years ended December 31, 2025.
PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee has adopted a policy that requires advance approval of all audit services and permitted non-audit services to be provided by the independent auditor as required by the Exchange Act. Our Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. Our Audit Committee approved all of the services described above in accordance with its pre-approval policies and procedures. The Audit Committee gives due consideration to the potential effect of non-audit services on maintaining the auditors’ independence.
Vote Required
The affirmative “FOR” vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on the proposal is required for the ratification of the appointment of Cherry Bekaert as the independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will have the same practical effect as shares voted against this proposal; whereas, Broker non-votes will not be counted as votes against this proposal. A vote on this proposal will be considered a “routine” matter. Therefore, we do not expect any Broker non-votes on this proposal; however, Broker non-votes may still occur if Brokers choose not to exercise their discretionary authority on this routine matter due to internal policies or otherwise. A failure to instruct your Broker on how to vote your shares will not necessarily count as a vote against this proposal.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Cherry Bekaert as the independent registered public accounting firm for the fiscal year ending December 31, 2026.
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40	|	2026 Proxy Statement

Proposal 7: Adjournment of the Annual Meeting
RECOMMENDATION OF THE BOARD OF DIRECTORS	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.
Background of and Rationale for the Adjournment Proposal
The Board of Directors believes that if the number of shares of Common Stock cast at the Annual Meeting is insufficient to constitute a quorum or approve any proposal, it is in the best interests of the stockholders to enable the Board of Directors to continue to seek to obtain a sufficient number of additional votes to constitute a quorum or approve the proposals.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning or postponing the Annual Meeting, or any adjournment or postponement thereof, in whole or in part as to any particular proposal(s). If our stockholders do not vote a sufficient number of shares of Common Stock to constitute a quorum or do not approve any proposal(s), we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit a sufficient number of additional votes to constitute a quorum or additional votes in favor of the proposal(s).
Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the shares of Common Stock present and entitled to vote on a proposal will vote against a proposal, we could adjourn or postpone the Annual Meeting without a vote on the proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the proposal or the holders of a sufficient number of shares of Common Stock to vote in favor of the proposal, such that the proposal would be approved.
Vote Required
The affirmative “FOR” vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote on the proposal is required to approve the Adjournment Proposal. Each of the failure to vote by proxy or to vote online at the meeting and a Broker non-vote will have no effect on the Adjournment Proposal. An abstention will have the same practical effect as a vote against this proposal. As described above, the Adjournment Proposal is considered a “routine” matter. Therefore, your Broker may vote your shares without receiving instructions from you on this proposal and accordingly, we do not expect any Broker non-votes on this proposal; however, Broker non-votes may still occur if Brokers choose not to exercise their discretionary authority on this routine matter due to internal policies or otherwise. A failure to instruct your Broker on how to vote your shares will not necessarily count as a vote against this proposal.
Recommendation of the Board of Directors
The Board of Directors recommends that you vote “FOR” the approval of the Adjournment Proposal.
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2026 Proxy Statement	|	41

Security Ownership of Principal Stockholders and Management
The table below provides information regarding the beneficial ownership of the Common Stock as of July 20, 2026, of each person or entity that we know owns beneficially 5% or more of the shares of our outstanding Common Stock, each of our directors, (3) each of the Named Executive Officers, and (4) our directors and officers as a group. Except as otherwise indicated, and subject to applicable community property laws, we believe the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by them.
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned**	Percent of Class
Christopher J. Schaber(1)	145,574	*
Gregg A. Lapointe(2)	33,766	*
Diane L. Parks(3)	33,716	*
Robert J. Rubin(4)	33,754	*
Jerome B. Zeldis(5)	33,831	*
Jonathan Guarino(6)	63,739	*
Oreola Donini(7)	64,338	*
Richard Straube(8)	15,195	*
All directors and executive officers as a group (8 persons)(9)	423,913	1.91%

(1)
Includes 15,511 shares of Common Stock and options to purchase 130,063 shares of Common Stock exercisable within 60 days of July 20, 2026. The address of Dr. Schaber is c/o Soligenix, 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540.

(2)
Includes 31 shares of Common Stock and options to purchase 33,735 shares of Common Stock exercisable within 60 days of July 20, 2026. The address of Mr. Lapointe is c/o Soligenix, 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540.

(3)
Includes 63 shares of Common Stock and options to purchase 33,653 shares of Common Stock exercisable within 60 days of July 20, 2026. The address of Ms. Parks is c/o Soligenix, 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540.

(4)
Includes 19 shares of Common Stock and options to purchase 33,735 shares of Common Stock exercisable within 60 days of July 20, 2026. The address of Dr. Rubin is c/o Soligenix, 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540.

(5)
Includes 96 shares of Common Stock and options to purchase 33,735 shares of Common Stock exercisable within 60 days of July 20, 2026. The address of Dr. Zeldis is c/o Soligenix, 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540.

(6)
Includes 46 shares of Common Stock and options to purchase 63,693 shares of Common Stock exercisable within 60 days of July 20, 2026. The address of Mr. Guarino is c/o Soligenix, 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540.

(7)
Includes options to purchase 64,338 shares of Common Stock exercisable within 60 days of July 20, 2026. The address of Dr. Donini is c/o Soligenix, 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540.

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(8)
Includes 34 shares of Common Stock and options to purchase 15,161 shares of Common Stock exercisable within 60 days of July 20, 2026. The address of Dr. Straube is c/o Soligenix, 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540. Although Dr. Straube was a “named executive officer” (as defined in Item 402 of Regulation S-K) as of the end the last completed fiscal year, he voluntarily resigned as of June 11, 2026.

(9)
Includes 15,800 shares of Common Stock and options to purchase 408,113 shares of Common Stock exercisable within 60 days of July 20, 2026.

*
Indicates less than 1%.

**
Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of July 20, 2026 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Percentage of ownership is based on 21,765,479 shares of Common Stock outstanding as of July 20, 2026.

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2026 Proxy Statement	|	43

Equity Compensation Plan Information
In April 2015, our Board of Directors approved the 2015 Equity Incentive Plan (“2015 Plan”), which was approved by stockholders on June 18, 2015. On September 22, 2022, the stockholders approved an amendment to the 2015 Plan to increase the maximum number of shares of common stock available for issuance under the plan from 2,000,000 to 6,000,000 shares. In June 2025, our Board of Directors approved the 2025 Equity Incentive Plan (“2025 Plan”), which was approved by stockholders on June 20, 2025. No additional grants may be made under the 2015 Plan; however, securities may be issued in accordance with the terms of outstanding grants made under the 2015 Plan. As of December 31, 2025, there are 5,309,912 shares currently available for future grants under the 2025 Plan.
The following table sets forth certain information, as of December 31, 2025, with respect to the following compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:
•
all compensation plans previously approved by our security holders; and

•
all compensation plans not previously approved by our security holders.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	893,355	$6.15	5,309,912
Equity compensation plans not approved by security holders	—	—	—
Total	893,355	$6.15	5,309,912

(1)
Includes our 2015 Plan and 2025 Plan. Our 2015 Plan expired in 2025 and thus no securities remain available for future issuance under that plan.

The number of shares reserved for issuance under the 2025 Plan automatically increases pursuant to the terms thereof on January 1 of each year, from January 1, 2026 through January 1, 2035. Pursuant to the terms of the 2025 Plan, the number of shares reserved for issuance under the plan increased by 403,446 as of January 1, 2026, for a total number of shares reserved for issuance under the plan of 6,403,446.
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44	|	2026 Proxy Statement

Executive Officers
The table below contains information regarding our executive officers. The ages of individuals are provided as of July 20, 2026:
Name	Age	Position
Christopher J. Schaber, PhD(1)	59	Chairman of the Board, Chief Executive Officer and President
Jonathan Guarino, CPA, CGMA	54	Chief Financial Officer, Senior Vice President and Corporate Secretary
Oreola Donini, PhD	54	Chief Scientific Officer and Senior Vice President

(1)
For biographical information regarding Dr. Schaber, see “Proposal 1 — Election of Directors.”

Jonathan Guarino, CPA, CGMA
Age 54
Biography
Jonathan Guarino, CPA, CGMA has been with our company since September 2019 and currently serves as our Senior Vice President, Chief Financial Officer and Corporate Secretary. Mr. Guarino has over 25 years of experience in financial leadership with development-stage and commercial companies. In his role, he oversees the Company’s finance function, capital markets activities, SEC reporting, investor and public communications, information technology, human resources, and corporate governance. From September 2016 to July 2019, Mr. Guarino served as Corporate Controller for Hepion Pharmaceuticals, Inc. (formerly ContraVir Pharmaceuticals, Inc.), a New Jersey-based public biotechnology company, where he led SEC reporting and supported equity and debt financing transactions while strengthening financial infrastructure and internal controls. He previously served as Controller for Suite K Value Added Services LLC from August 2015 to September 2016 and as Senior Manager of Technical Accounting for Covance, Inc. from June 2014 to May 2015. Prior to these roles, he held accounting and finance positions of increasing responsibility at PricewaterhouseCoopers LLP, BlackRock, Inc., and Barnes & Noble, Inc. Mr. Guarino is a Certified Public Accountant and Chartered Global Management Accountant and holds a Bachelor of Science in Business Administration from Montclair State University.

Oreola Donini, PhD
Age 54
Biography
Oreola Donini, PhD, has been with our company since August 2013 and is currently our Chief Scientific Officer and Senior Vice President, a position she has held since December 2014. Dr. Donini served as our Vice President of Preclinical Research and Development from August 2013 until December 2014. She has more than 20 years experience in drug discovery and preclinical development with start-up biotechnology companies. From 2012 to 2013, Dr. Donini worked with ESSA Pharma Inc. as Vice President Research and Development. From 2004 to 2013, Dr. Donini worked with Inimex Pharmaceuticals Inc. (“Inimex”), lastly as Senior Director of Preclinical R&D from 2007 to 2013. Prior to joining Inimex, she worked with Kinetek Pharmaceuticals Inc., developing therapies for infectious disease, cancer and cancer supportive care. Dr. Donini is a co-inventor and leader of our SGX94 innate defense regulator technology, developed by Inimex and subsequently acquired by us. She was responsible for overseeing the manufacturing and preclinical testing of SGX94, which demonstrated efficacy in combating bacterial infections and mitigating the effects of tissue damage due to trauma, infection, radiation and/or chemotherapy treatment. These preclinical studies resulted in a successful Phase 1 clinical study and clearance of Phase 2 protocols for oral mucositis in head and neck cancer and acute bacterial skin and skin structure infections. While with ESSA Pharma Inc. as the Vice President of Research and Development, Dr. Donini led the preclinical testing of a novel N-terminal domain inhibitor of the androgen receptor for the treatment of prostate cancer. While with Kinetek Pharmaceuticals Inc., her work related to the discovery of novel kinase and phosphatase inhibitors for the treatment of cancer. Dr. Donini received her PhD from Queen’s University in Kinston, Ontario, Canada and completed her post-doctoral work at the University of California, San Francisco. Her research has spanned drug discovery, preclinical development, manufacturing and clinical development in infectious disease, cancer and cancer supportive care.

2026 Proxy Statement	|	45

Additional Information About Our Directors and Executive Officers
There are no family relationships among any of our directors or executive officers.
During the past ten years, none of our directors or executive officers has been involved in any of the legal proceedings required to be disclosed under Item 401(f) of Regulation S-K.
Executive Compensation
Overview of 2025 Executive Compensation Program
The table below summarizes the elements of the Company’s 2025 executive compensation program and the objectives served by each element. We used multiple metrics in our 2025 compensation program to provide a more complete view of performance, which we intended to capture key business objectives.
Type	Component	Objective
Fixed Compensation	Base Salary	• Provide a competitive fixed payment to the executive for service to our Company, set at a level that allows us to attract and retain top talent.
	Benefits & Perquisites	• Provide benefits that are competitive and enable us to attract and retain top executive talent.
Performance- Based Compensation	Long-Term Incentive Awards
•
Align the compensation of executives with the financial and operational performance of our Company and the value delivered to stockholders over the longer term.

•
Reward for increases in stock price over the longer term.

•
Provide strong retention value to executives in the service of our Company over the longer term and keep executives focused on the delivery of financial and operational performance and increases in stockholder value.

	Annual Cash Incentive Awards	• Align the compensation of executives with the annual financial and operational performance of our Company and its achievement of annual objectives.
Executive Compensation Review
In 2024, in furtherance of our compensation philosophy and objectives, the Compensation Committee engaged Setren & Associates, Inc. (“S&A”), an outside executive compensation consulting firm determined to be independent by the Compensation Committee, to conduct a review of, and recommend changes to, our compensation program for our most highly compensated executive officers. A representative of S&A attended Compensation Committee meetings at the invitation of the Compensation Committee Chairman and was also in direct contact with the Compensation Committee and company management from time to time. S&A provided the Compensation Committee with assistance and advice in the review of our salary structure, annual and equity incentive awards and other related executive pay issues. In addition, S&A provided advice regarding marketplace trends and best practices relating to competitive pay levels.
S&A did not provide any services to us other than its services as the Compensation Committee’s independent compensation consultant, and S&A did not receive any fees or compensation from us other than the fee it received as the independent compensation consultant. The Compensation Committee confirmed that S&A’s work for the Compensation Committee did not create any conflicts of interest.

46	|	2026 Proxy Statement

Summary Compensation
The following table contains information concerning the compensation paid during each of the two years ended December 31, 2024 and 2025, respectively to our Named Executive Officers.
Name	Year	Salary	Bonus	Awards	All Other Compensation	Total
Christopher J. Schaber(1) CEO & President	2025	$559,164	$203,536	$290,420	$36,212	$1,089,332
	2024	$540,255	$108,051	$148,950	$35,370	$832,627
Jonathan Guarino(2) CFO & Senior VP	2025	$263,718	$71,046	$145,210	$36,212	$516,186
	2024	$254,800	$42,806	$66,200	$35,370	$399,177
Oreola Donini(3) CSO & Senior VP	2025	$322,920	$89,505	$145,210	$4,344	$561,979
	2024	$312,000	$49,453	$66,200	$4,452	$432,105
Richard C. Straube(4) CMO & Senior	2025	$168,962	$—	$14,521	$—	$183,483
	2024	$197,039	$31,921	$39,720	$—	$268,680

(1)
Dr. Schaber deferred the payment of his 2025 bonus of $203,536 until January 15, 2026. Option awards figure includes the value of Common Stock option awards at grant date as calculated under FASB ASC 718. Other compensation represents health insurance costs paid by us.

(2)
Mr. Guarino deferred the payment of his 2025 bonus of $71,046 until January 15, 2026. Option awards figure includes the value of Common Stock option awards at grant date as calculated under FASB ASC 718. Other compensation represents health insurance costs paid by us.

(3)
Dr. Donini deferred the payment of her 2025 bonus of $89,505 until January 15, 2026. Option awards figure includes the value of Common Stock option awards at grant date as calculated under FASB ASC 718. Other compensation represents health insurance costs paid by us.

(4)
In August 2025, Dr. Straube retired from his employment as Chief Medical Officer and Senior Vice President and entered into a one-year consulting agreement to serve as our Consulting Chief Medical Officer. Although Dr. Straube was a “named executive officer” (as defined in Item 402 of Regulation S-K) as of the end the last completed fiscal year, he voluntarily resigned as of June 11, 2026. Option awards figure includes the value of Common Stock option awards at grant date as calculated under FASB ASC 718.

Employment and Severance Agreements
CHRISTOPHER J. SCHABER, PHD
In August 2006, we entered into a three-year employment agreement with Christopher J. Schaber, PhD. Dr. Schaber’s employment agreement automatically renews every three years, unless otherwise terminated, and last was automatically renewed in December 2025 for an additional term of three years. Upon termination without “Just Cause” as defined by this agreement, we would pay Dr. Schaber twelve months of severance; a pro-rata bonus calculated using the average of his prior two year’s annual bonuses, if any, and the number of months that he was employed during the year in which his employment was terminated; plus any accrued vacation; and we would provide health insurance and life insurance benefits for Dr. Schaber and his dependents. However, in the case of termination without “Just Cause” within one year following a change in control or the sale or other disposition of all or substantially all of our assets, Dr. Schaber will be entitled 18 months of severance and health insurance and life insurance benefits for him and his dependents. No unvested options shall vest beyond the termination date. Upon a change in control of the company due to merger or acquisition, all of Dr. Schaber’s options shall become fully vested, and be exercisable for a period of five years after such change in control (unless they would have expired sooner pursuant to their terms). In the event of his death during the term of the agreement, all of his unvested options shall immediately vest and remain exercisable for the remainder of their term and become the property of Dr. Schaber’s immediate family.

2026 Proxy Statement	|	47

Under the employment agreement, as amended, Dr. Schaber will receive 200,000 shares of common stock immediately prior to the completion of a transaction or series or a combination of related transactions negotiated by our Board of Directors whereby, directly or indirectly, a majority of our capital stock or a majority of our assets are transferred from us and/or our stockholders to a third party.
Under the employment agreement, we paid Dr. Schaber a base salary of $540,255 for 2024 and $559,164 for 2025. On December 11, 2025, the Compensation Committee approved an increase in salary for Dr. Schaber to $578,735 for 2026.
JONATHAN GUARINO, CPA, CGMA
On September 9, 2019, we entered into a one-year employment agreement with Jonathan Guarino, CPA, CGMA, our Senior Vice President and Chief Financial Officer. Pursuant to the agreement, we pay Mr. Guarino a base salary and a targeted annual bonus of 30% of base salary. Mr. Guarino’s employment agreement automatically renews each year, unless otherwise terminated. Upon termination without “Just Cause”, as defined in Mr. Guarino’s employment agreement, we would pay Mr. Guarino three months of severance, accrued salary, bonuses and vacation, and health insurance benefits. No unvested options vest beyond the termination date. Under the employment agreement, we paid Mr. Guarino a base salary of $254,800 for 2024 and $263,718 for 2025. On December 11, 2025, the Compensation Committee approved an increase in salary for Mr. Guarino to $295,364 for 2026.
OREOLA DONINI, PHD
In July 2013, we entered into a one-year employment agreement with Oreola Donini, PhD, our Chief Scientific Officer and Senior Vice President. Pursuant to the agreement, as amended, we pay Dr. Donini a base salary and a targeted annual bonus of 30% of base salary. Dr. Donini’s employment agreement automatically renews each year, unless otherwise terminated, and has automatically renewed each year since execution. Upon termination without “Just Cause”, as defined in Dr. Donini’s employment agreement, we would pay Dr. Donini three months of severance, accrued bonuses and vacation, and health insurance benefits. No unvested options vest beyond the termination date. Under the employment agreement, we paid Dr. Donini a base salary of $312,000 for 2024 and $322,920 for 2025. On December 11, 2025, the Compensation Committee approved an increase in salary for Dr. Donini to $340,680 for 2026.
RICHARD STRAUBE, MD
In December 2014, we entered into a one-year employment agreement with Richard C. Straube, MD, our Chief Medical Officer and Senior Vice President. Pursuant to the agreement, we paid Dr. Straube a base salary and a targeted annual bonus of 30% of base salary. Pursuant to an amendment to the employment agreement, which became effective as of April 1, 2019, Dr. Straube was required to devote at least 20 hours per week to the performance of his duties. The amended employment agreement automatically renewed each year, until terminated. Under the employment agreement, we paid Dr. Straube a base salary of $197,039 for 2024 and $203,935 for 2025. Because his employment terminated during 2025, the base salary actually paid to him for that year was $168,962, as reflected in the Summary Compensation Table.
On August 11, 2025, Dr. Straube retired from his employment as Chief Medical Officer and Senior Vice President effective August 12, 2025. Also on August 11, 2025, we entered into a one-year consulting agreement with Dr. Straube (the “Consulting Agreement”), pursuant to which Dr. Straube serves as our Consulting Chief Medical Officer effective August 16, 2025.
The Consulting Agreement provides that Dr. Straube will be an independent contractor and will receive an hourly consulting fee of $1,000 per hour for up to ten hours per month of consulting work. The term of the Consulting Agreement may be extended by successive periods of three months by mutual agreement between us and Dr. Straube.
Although Dr. Straube was a “named executive officer” (as defined in Item 402 of Regulation S-K) as of the end the last completed fiscal year, he voluntarily resigned as of June 11, 2026.

48	|	2026 Proxy Statement

Equity Award Grant Practices and Timing Disclosure
As part of our commitment to transparency and sound corporate governance, we disclose below our policies and practices related to the grant of equity awards in proximity to the release of material nonpublic information.
POLICIES AND PRACTICES ON THE TIMING OF EQUITY AWARDS
Our Board of Directors and Compensation Committee oversee the granting of equity awards, including stock options, to our executives. The timing of such awards is determined in accordance with the following policies and practices:
•
Pre-Determined Grant Schedule: We generally grant equity awards on a predetermined schedule, typically in connection with our annual compensation cycle or as part of an executive’s new hire or promotion package.

•
Consideration of Material Nonpublic Information: The Board and Compensation Committee consider whether material nonpublic information may be available when granting equity awards. We do not grant options with the intent to take advantage of anticipated movements in stock price due to the release of such information.

•
Disclosure Timing: The Company does not intentionally time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

EQUITY AWARDS GRANTED IN CLOSE PROXIMITY TO MATERIAL NONPUBLIC INFORMATION DISCLOSURE
During the last fiscal year, the Company did not grant any stock options to named executive officers during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a Form 8-K disclosing material nonpublic information (excluding Form 8-K disclosures of material new option award grants under Item 5.02(e)).
As no such grants occurred during the relevant period, no further disclosure or tabular presentation is necessary.
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2026 Proxy Statement	|	49

Outstanding Equity Awards at Fiscal Year-End
The following table contains information concerning unexercised options, stock that has not vested, and equity incentive plan awards for the Named Executive Officers outstanding at December 31, 2025. We have never issued Stock Appreciation Rights.
	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Name	Exercisable	Unexercisable
Christopher J. Schaber	250	—	—	$482.40	12/06/2027
	250	—	—	$232.80	12/12/2028
	250	—	—	$230.40	01/01/2029
	250	—	—	$297.60	12/11/2029
	250	—	—	$348.00	01/01/2030
	250	—	—	$561.60	12/09/2030
	250	—	—	$307.20	01/03/2031
	250	—	—	$187.20	12/08/2031
	52	—	—	$165.60	01/02/2032
	197	—	—	$165.60	01/02/2032
	583	—	—	$129.60	12/07/2032
	7,032	2,343	2,343	$10.72	12/07/2033
	22,502	22,498	22,498	$3.31	12/10/2034
	50,000	150,000	150,000	$1.63	12/10/2035
Jonathan Guarino	166	—	—	$232.80	09/08/2029
	41	—	—	$297.60	12/11/2029
	166	—	—	$561.60	12/09/2030
	208	—	—	$187.20	12/08/2031
	333	—	—	$129.60	12/07/2032
	4,223	1,402	1,402	$10.72	12/07/2033
	10,000	10,000	10,000	$3.31	12/10/2034
	25,000	75,000	75,000	$1.63	12/10/2035
Oreola Donini	83	—	—	$640.80	03/30/2027
	145	—	—	$482.40	12/06/2027
	166	—	—	$232.80	12/12/2028
	250	—	—	$297.60	12/11/2029
	291	—	—	$561.60	12/09/2030
	291	—	—	$187.20	12/08/2031
	333	—	—	$129.60	12/07/2032
	4,223	1,402	1,402	$10.72	12/07/2033
	10,000	10,000	10,000	$3.31	12/10/2034
	25,000	75,000	75,000	$1.63	12/10/2035
Richard C. Straube(1)	83	—	—	$640.80	03/30/2027
	145	—	—	$482.40	12/06/2027
	166	—	—	$232.80	12/12/2028
	125	—	—	$297.60	12/11/2029
	166	—	—	$561.60	12/09/2030
	166	—	—	$187.20	12/08/2031
	333	—	—	$129.60	12/07/2032
	3,516	1,171	1,171	$10.72	12/07/2033
	6,000	6,000	6,000	$3.31	12/10/2034
	2,500	7500	7,500	$1.63	12/10/2035

50	|	2026 Proxy Statement

(1)
Although Dr. Straube was a “named executive officer” (as defined in Item 402 of Regulation S-K) as of the end the last completed fiscal year, he voluntarily resigned as of June 11, 2026.

Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information that demonstrates the relationship between executive “Compensation Actually Paid” and our performance against several specific financial metrics. For further information concerning our pay for performance philosophy and how we align executive compensation with our performance, refer to “Consideration and Determination of Executive and Director Compensation.”
Pay versus Performance Table: The table below reflects Compensation Actually Paid (“CAP”) to our Principal Executive Officer (“PEO”) and Average Summary Compensation Actually Paid to Non-PEO Named Executive Officers (“NEOs”) during 2025, 2024 and 2023.
Year	Summary Compensation Table Total for PEO(1) $	Compensation Actually Paid to PEO(2) $	Average Summary Compensation Table Total for Non-PEO NEOs(3) $	Average Compensation Actually Paid to Non-PEO NEOs(2) $	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4) $	Net Income/(Loss) $ (millions)
2025	$1,089,332	$1,208,686	$420,549	$457,856	1	$(11.1)
2024	$832,627	$697,449	$366,654	$301,422	2	$(8.3)
2023	$700,484	$531,395	$330,742	$250,775	4	$(6.1)

(1)
Reflects compensation (as reported in the Summary Compensation Table (“SCT”)) for our President and Chief Executive Officer, Christopher J. Schaber, who served as our PEO in 2023, 2024 and 2025.

(2)
Amounts represent CAP (as reported in the SCT) to our President and Chief Executive Officer, Christopher J. Schaber, who was our PEO for 2023, 2024 and 2025, and the average CAP to our remaining NEOs, SVP and Chief Financial Officer, Jonathan Guarino, SVP and Chief Scientific Officer, Oreola Donini, and SVP and Chief Medical Officer, Richard Straube.

(3)
Reflects the average compensation (as reported in the SCT) for our non-PEO NEOs in 2023, 2024 and 2025.

(4)
Cumulative Total Shareholder Return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our Company’s stock price at the end and the beginning of the measurement period by our Company’s stock price at the beginning of the measurement period.

Summary Compensation Table: The table below reflects the adjustments made to the compensation earned by our Company’s PEO and average compensation earned by our remaining NEOs, to derive the compensation actually paid to our Company’s PEO and average actual compensation paid to our Company’s remaining NEOs.
PEO	Summary Compensation Total	Less: Grant Date Fair Value of Option Awards Granted during The Fiscal Year(1)	Add: Year-End Fair Value of Outstanding And Unvested Option Awards Granted During the Fiscal Year(2)	Adjust for Change In Fair Value of Outstanding and Unvested Option Awards Granted in Prior Fiscal Years(2)	Adjust for Change in Fair Value of Option Awards Granted in Prior Fiscal Years that Vested During the Fiscal Year(2)	Compensation Actually Paid
2025	$1,089,332	$290,420	$239,017	$171,384	$(626)	$1,208,686
2024	$832,627	$148,950	$103,838	$(88,607)	$(1,459)	$697,449
2023	$700,484	$75,482	$77,709	$(156,006)	$(15,310)	$531,395
Average Non-PEO NEOs
2025	$420,549	$101,647	$83,656	$55,557	$(259)	$457,856
2024	$366,654	$57,373	$39,997	$(46,400)	$(1,455)	$301,422
2023	$330,742	$42,773	$41,445	$(65,883)	$(12,755)	$250,775

2026 Proxy Statement	|	51

(1)
Amounts reflect the aggregate grant-date fair value reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(2)
Fair values as of each measurement date were determined using valuation assumptions and methodologies in accordance with Accounting Standards Codification (ASC) Topic 718.

Relationship between Compensation Actually Paid Disclosed in the Pay versus Performance Table and Other Table Elements
The graphs below compare the CAP paid to our PEO and the average CAP paid to our remaining NEO’s, with (i) our cumulative TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2023, 2024 and 2025.

Relationship Between NEO Compensation Actually Paid and Company TSR
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Compensation Actually Paid
$5
$4
$3
$2
$1
$-
Total Shareholder Return
2023
2024
2025
PEO Comp Actually Paid
Non-PEO NEOs Comp Actual Paid
TSR

Relationship Between NEO Compensation Actually Paid and Net Income
Compensation Actually Paid
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$-
$(2)
$(4)
$(6)
$(8)
$(10)
$(12)
Net Income ($M)
2023
2024
2025
PEO Comp Actually Paid
Non-PEO NEOs Comp Actual Paid
Net Income ($M)

52	|	2026 Proxy Statement

List of Our Most important Metrics that Link Compensation Actually Paid to the PEO and remaining NEOs
We consider the list below of non-financial measures that, in our assessment, represent the most important key metrics we use to link the CAP amounts for our PEO and remaining NEOs to our Company’s performance. We utilize these and other performance-based measures to align our executive officer compensation with our performance and potential value creation for our stockholders, including in connection with their annual bonus opportunity and in setting performance- based milestones for equity awards, as more fully described in “Consideration and Determination of Executive and Director Compensation” in this Proxy Statement.
•
Strategic regulatory milestones;

•
Pre-launch and launch readiness goals; and

•
Research and development pipeline goals.

Compensation of Directors
The following table contains information concerning the compensation of the non-employee directors during the year ended December 31, 2025.
Name	Fees Earned Paid in Cash(1)	Option Awards(2)	Total
Gregg A. Lapointe	$55,000	$30,000	$85,000
Diane L. Parks	$47,500	$30,000	$77,500
Robert J. Rubin	$57,500	$30,000	$87,500
Jerome B. Zeldis	$50,000	$30,000	$80,000

(1)
Directors who are compensated as full-time employees receive no additional compensation for service on our Board of Directors. Each independent director who is not a full-time employee is paid $35,000 annually, on a prorated basis, for their service on our Board of Directors, the chairman of our Audit Committee is paid $15,000 annually, on a prorated basis, and the chairmen of our Compensation and Nominating Committees is paid $10,000 annually, on a prorated basis. Additionally, Audit Committee members are paid $7,500 annually and Compensation and Nominating Committee members are paid $5,000 annually. This compensation is paid quarterly. The cash portion of the annual compensation payable to non-employee members of the Board has been increased from $35,000 to $40,000, effective as of January 1, 2026.

(2)
We maintain a stock option grant program pursuant to the nonqualified stock option plan, whereby members of our Board of Directors or its committees who are not full-time employees receive an initial grant of fully vested options to purchase 15,000 shares of Common Stock. Upon re-election to the Board, each Board member will receive stock options with a value of $30,000, calculated using the closing price of the Common Stock on the trading day prior to the date of the annual meeting of our stockholders, which vest at the rate of 25% per quarter, commencing with the first quarter after each annual meeting of stockholders.

Consideration and Determination of Executive and Director Compensation
The Compensation Committee of the Board of Directors is comprised of Dr. Rubin (Chair), Ms. Parks, and Dr. Zeldis. The Board of Directors has determined that Dr. Rubin, Ms. Parks, and Dr. Zeldis are “independent” directors within the meaning of applicable listing standards of Nasdaq and the Exchange Act and the rules and regulations thereunder.
The Compensation Committee provides overall guidance on compensation and benefits policy. In addition, the Compensation Committee approves and monitors:
•
executive compensation and benefits programs;

•
executive employment agreements; and

2026 Proxy Statement	|	53

•
our equity incentive plans.

The primary objectives of the Compensation Committee are to ensure that our executive compensation and benefits programs:
•
are competitive with other growing companies of similar size and business;

•
are effective in driving performance to achieve financial goals and create stockholder value;

•
are cost-efficient and fair to employees, management and stockholders; and

•
are designed to attract, motivate, reward, and retain the competent and talented executives needed.

To achieve these objectives, the Compensation Committee meets at least once and usually several times during each fiscal year to review the existing compensation and benefits programs and to consider modifications that seek to provide a direct relationship between executive compensation and sustained corporate performance.
The Compensation Committee makes executive compensation decisions on the basis of total remuneration and seeks to create an integrated total remuneration program structured to balance short and long-term financial goals. A significant amount of total compensation is comprised of bonus provisions which are specified in employment contracts and which are intended to align executive interest with stockholder interest.
The Compensation Committee recommends to the Board of Directors a salary within a designated range for the respective executives, which is based on merit, performance and length of service. Bonus provisions for all executives are based on marketplace trends and best practices.
Non-executive employees are granted stock options from time to time under our equity incentive plans, approved by the stockholders, also in order to motivate, reward, and retain them while meeting goals and allowing them to share in the growth.
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
No member of our Compensation Committee is or has at any time during the past year been one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Transactions with Related Persons
Our Audit Committee is responsible for the review, approval and ratification of related party transactions. The Audit Committee reviews these transactions under our Code of Ethics, which governs conflicts of interests, among other matters, and is applicable to our employees, officers and directors.
We are party to a registration rights agreement with certain stockholders. The agreement provides that the stockholders have the right to require that we register its shares under the Securities Act of 1933, as amended (the “Securities Act”), for sale to the public, subject to certain conditions. The stockholders also have piggyback registration rights, which means that, if not already registered, they have the right to include their shares in any registration that we effect under the Securities Act, subject to specified exceptions. We must pay all expenses incurred in connection with the exercise of these demand registration rights.
We are unable to estimate the dollar value of the registration rights to the holders of these rights. The amount of reimbursable expenses under the agreements depends on a number of variables, including whether registration rights are exercised incident to a primary offering by us, the form on which we are eligible to register such a transaction, and whether we have a shelf registration in place at the time of a future offering.
Other than as described above, the employment agreements and compensation paid to our directors, we did not engage in any transactions with related parties since January 1, 2024. For a discussion of our employment agreements and compensation paid to our directors, see “Executive Compensation — Employment and Severance Agreements” and “Executive Compensation — Compensation of Directors.”

54	|	2026 Proxy Statement

Stock Performance Graph
The following graph compares the changes over the last five years in the value of $100 invested at December 31, 2020 in (i) our Common Stock, (ii) the NASDAQ Composite-Total Returns and (iii) the NASDAQ Biotechnology Index. The year-end values of each investment are based on share price appreciation and the reinvestment of all dividends. Historical stock price performance shown on the performance graph is not necessarily indicative of future stock price performance.
Year	Soligenix, Inc.	Nasdaq Composite- Total Returns	NASDAQ Biotechnology Index
2020	100.00	100.00	100.00
2021	51.59	122.18	100.02
2022	35.31	82.43	89.90
2023	3.94	119.22	94.03
2024	0.88	154.48	93.49
2025	0.44	187.17	124.75

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2020
Soligenix, Inc.
NASDAQ Composite-Total Return
NASDAQ Biotechnology Index
200
150
100
50
0
2020
2021
2022
2023
2024
2025

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2026 Proxy Statement	|	55

Other Matters
Communications with the Board of Directors
Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to Soligenix, Inc. Board of Directors, c/o The Office of the Secretary, Soligenix, Inc., 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540. The Office of the Secretary will receive the correspondence and forward it to the director(s) to whom the communication is addressed.
Deadline for Stockholder Proposals
Under SEC Rule 14a-8, stockholder proposals for the Annual Meeting of Stockholders to be held in 2027 will not be included in the proxy statement for that meeting unless the proposal is proper for inclusion in the proxy statement and for consideration at the next Annual Meeting of Stockholders, and is received by our Secretary at our executive offices, no later than April 5, 2027. Stockholders must also follow the other procedures prescribed in SEC Rule 14a-8 under the Exchange Act, as well as our Bylaws, which contain requirements that are separate and apart from the SEC requirements of Rule 14a-8.
Our Bylaws provide that stockholders desiring to bring business before the 2027 Annual Meeting, including nomination of a person for election to our Board of Directors, must provide written notice to our Secretary at our executive offices no earlier than 75 days, and no later than 45 days, before the one-year anniversary of the mailing of this Proxy Statement. The written notice must include the information required by Section 2.4 of the Bylaws: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of our shares that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or such beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of our voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of our voting shares to elect such nominee or nominees.
Notice of Intent to Solicit Proxies in Support of Director Nominees
In addition to satisfying the advance-notice requirements of our Bylaws described above, to comply with the universal proxy rules, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting of Stockholders must provide notice to our Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 19, 2027 (60 calendar days before the first anniversary of the 2026 Annual Meeting). If the date of the 2027 Annual Meeting is changed by more than 30 calendar days from that anniversary, such notice must instead be provided by the later of 60 calendar days before the date of the 2027 Annual Meeting or the tenth calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. Compliance with Rule 14a-19 is in addition to, and does not replace or satisfy, the notice requirements of our Bylaws, and compliance with our Bylaws does not satisfy the requirements of Rule 14a-19.
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and Notices of Internet Availability of Proxy Materials. This means that only one copy of our
56	|	2026 Proxy Statement

proxy statement, annual report or Notices of Internet Availability of Proxy Materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any of the documents to you if you notify our Secretary at our executive offices of your desire to receive additional copies. If you wish to receive separate copies of the annual report, proxy statement and other proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at our executive offices.
Financial Statements and Exhibits to Form 10-K
Our financial statements are contained in our Annual Report on Form 10-K for our fiscal year ended December 31, 2025 that was filed with the SEC on March 31, 2026, a copy of which is being delivered with this Proxy Statement. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material.
The Form 10-K delivered with this Proxy Statement does not include copies of the exhibits to that filing. We will furnish any such exhibit upon payment of a reasonable fee by request sent to us, c/o Office of the Secretary, Soligenix, Inc., 29 Emmons Drive, Suite B-10, Princeton, New Jersey 08540.
Other Matters
Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the form of proxy will vote the shares represented by proxies in accordance with their judgment on such matters.
The cost of this proxy solicitation will be borne by us. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies by telephone, facsimile, e-mail or other forms of communication, without special compensation for such activities. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies. If we do, our costs for such services will be within the range of what is customary for companies with similar operations and a similar number of stockholders and are not expected to be material. We will also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. We will reimburse such banks, brokers, fiduciaries, custodians, nominees and other record holders for their reasonable out-of-pocket expenses of solicitation.
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2026 Proxy Statement	|	57

ELECTRONIC DELIVERY OF PROXY MATERIALS
We encourage all shareholders to voluntarily elect to receive all proxy materials electronically.
ELECTRONIC DELIVERY
The benefits of e-Delivery are:
•
you receive immediate and convenient access to the materials

•
you can help reduce our impact on the environment

•
you can help us to reduce our printing and mailing costs

SCAN THE QR CODE
To vote using your mobile device, sign up for e-delivery or download annual meeting materials.
Please have your control number available.
2026 ANNUAL MEETING (VIRTUAL)
Thursday, September 17, 2026 at 9:00 a.m., Eastern Daylight Time.
OUR ENVIRONMENTAL IMPACT
Our e-Delivery initiative has resulted in the elimination of 21,598 sets of proxy materials from being produced and mailed. The 20,248 pounds of paper being saved in this process represent the following:
40.4 tons of wood saved; or the equivalent of 242 trees
258 million BTU’s saved; or the equivalent of 307 residential refrigerators operating for one year
182,000 pounds of CO2 saved; or the equivalent of 16.5 cars operating for one year
217,000 gallons of water saved; or the equivalent of 10 swimming pools
11,900 pounds of solid waste saved
16.2 pounds of hazardous air pollutants saved
Environmental impact estimates are calculated using the Environmental Paper Network Paper Calculator. For more information, visit www.papercalculator.org.

Annex A
CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
THE UNDERSIGNED, being a duly appointed officer of Soligenix, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law of the State of Delaware (the “DGCL”), for the purpose of amending the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended to the date hereof (the “Certificate of Incorporation”), hereby certifies, pursuant to Sections 242 and 103 of the DGCL, as follows:
FIRST:   The name of the Corporation is Soligenix, Inc.
SECOND:   The amendment to the Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 228 and 242 of the DGCL.
THIRD:   The Certificate of Incorporation, as amended, of the Corporation is hereby amended by striking out the first introductory paragraphs of Article IV thereof, and by substituting in lieu thereof, the following new introductory paragraphs:
“The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is seventy five million three hundred fifty thousand (75,350,000) shares, of which (a) seventy five million (75,000,000) shares, of par value of $.001 per share, shall be of a class designated “Common Stock,” (b) two hundred thirty thousand (230,000) shares, of a par value of $.001 per share, shall be of a class designated “Preferred Stock,” (c) ten thousand (10,000) shares, of a par value of $.05 per share, shall be of a class designated “Series B Convertible Preferred Stock,” (d) ten thousand (10,000) shares, of a par value of $.05 per share, shall be of a class designated “Series C Convertible Preferred Stock,” and (e) one hundred thousand (100,000) shares, of a par value of $.001 per share, shall be designated “Series A Junior Participating Preferred Stock.” The total number of shares of capital stock of all classes which the Corporation shall have authority to issue will not change as a result of the Reverse Stock Split (as defined below).
Upon this Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), every        (      ) shares of the Corporation’s Common Stock, par value $.001 per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of Common Stock, $.001 per share (the “New Common Stock”), of the Corporation (the “Reverse Stock Split”). No fractional shares of New Common Stock of the Corporation shall be issued. In lieu of any fractional share of New Common Stock otherwise resulting from the Reverse Stock Split, the Corporation shall make provision for the payment, in cash and without interest, of an amount equal to such fraction multiplied by the fair market value of one share of New Common Stock, as determined by the Board of Directors, to each holder who otherwise would have been entitled to receive such fractional share. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the whole number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified, together with the right to receive cash in lieu of any fractional share as set forth above.
Upon the Effective Time, the terms of outstanding equity awards granted under the Corporation’s 2015 Equity Incentive Plan (the “2015 Plan”) and the Corporation’s 2025 Equity Incentive Plan (the “2025 Plan”), including (i) the number of shares and type of common stock subject to outstanding awards; and (ii) the per share exercise price of each outstanding award, shall be proportionally adjusted to the end that the same proportion of issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that any fractional share of Common Stock resulting from such adjustment shall be rounded down to the nearest whole share, in order to comply with the requirements of Sections 409A and 424 of
2026 Proxy Statement	|	A-1

the Internal Revenue Code of 1986, as amended, such that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number.
The designations, powers, preferences, privileges, and relative, participating, option, or other special rights and qualifications, limitations or restrictions of the above classes of capital stock shall be as follows:”
FOURTH:   This Certificate of Amendment to the Certificate of Incorporation shall be effective at    :00    .m. Eastern Time on            , 202 .
IN WITNESS WHEREOF, the undersigned has made and signed this Certificate of Amendment this       day of      , 202  and affirms the statements contained herein as true under penalty of perjury.
Soligenix, Inc.
By:

Christopher J. Schaber, Ph.D.
President and Chief Executive Officer

Note: The foregoing Reverse Split Amendment reflects the introductory paragraphs of Article IV as currently in effect, which authorize 75,000,000 shares of Common Stock. If the amendment to the Certificate of Incorporation contemplated by Proposal 3 (the Authorized Shares Proposal) is filed with the Secretary of State of the State of Delaware prior to the filing of this Reverse Split Amendment, the introductory paragraphs of Article IV set forth above will be revised at the time of filing to reflect 125,000,000 authorized shares of Common Stock (and a corresponding total of 125,350,000 authorized shares of capital stock), and the Reverse Split Amendment will be conformed accordingly. All other provisions of this Reverse Split Amendment will remain unchanged.
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A-2	|	2026 Proxy Statement

Annex B
CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
THE UNDERSIGNED, being a duly appointed officer of Soligenix, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law of the State of Delaware (the “DGCL”), for the purpose of amending the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended to the date hereof (the “Certificate of Incorporation”), hereby certifies, pursuant to Sections 242 and 103 of the DGCL, as follows:
FIRST:   The name of the Corporation is Soligenix, Inc.
SECOND:   The amendment to the Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 228 and 242 of the DGCL.
THIRD:   The Certificate of Incorporation, as amended, of the Corporation is hereby amended by striking out the first introductory paragraphs of Article IV thereof, and by substituting in lieu thereof, the following new introductory paragraphs:
“The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is one hundred twenty five million three hundred fifty thousand (125,350,000) shares, of which (a) one hundred twenty five million (125,000,000) shares, of par value of $.001 per share, shall be of a class designated “Common Stock,” (b) two hundred thirty thousand (230,000) shares, of a par value of $.001 per share, shall be of a class designated “Preferred Stock,” (c) ten thousand (10,000) shares, of a par value of $.05 per share, shall be of a class designated “Series B Convertible Preferred Stock,” ten thousand (10,000) shares, of a par value of $.05 per share, shall be of a class designated “Series C Convertible Preferred Stock,” and (d) one hundred thousand (100,000) shares, of a par value of $.001 per share, shall be designated “Series A Junior Participating Preferred Stock.”
The designations, powers, preferences, privileges, and relative, participating, option, or other special rights and qualifications, limitations, or restrictions of the above classes of capital stock shall be as follows:”
IN WITNESS WHEREOF, the undersigned has made and signed this Certificate of Amendment this       the day of September, 2026 and affirms the statements contained herein as true under penalty of perjury.
Soligenix, Inc.
By:

Christopher J. Schaber, PhD
President and Chief Executive Officer
2026 Proxy Statement	|	B-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYSOLIGENIX, INC.29 EMMONS DRIVESUITE B-10PRINCETON, NJ 08540VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until11:59 p.m. Eastern Time on September 16, 2026. Have your proxy card in hand when you access the websiteand follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/SNGX2026You may attend the meeting via the Internet and vote during the meeting. Have the 16-digit control numberincluded on this proxy card available and follow the instructions.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent toreceiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. Tosign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted,indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time onSeptember 16, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.T02406-P55983! ! !ForAllWithholdAllFor AllExcept! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.SOLIGENIX, INC.1. To elect five directors to serve until the next AnnualMeeting of Stockholders or until their respectivesuccessors have been duly elected and qualified.Nominees:THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FORALL" NOMINEES FOR THE ELECTION OF DIRECTORS,"FOR" PROPOSALS 2, 3, 4, 6 AND 7 AND FOR "1 YEAR"FOR PROPOSAL 5.2. To approve an amendment to our Second Amended andRestated Certificate of Incorporation, to, at the discretionof the Board of Directors exercisable for a period of upto one year, effect a reverse stock split with respect tothe issued and outstanding common stock at a ratio of1-for-2 to 1-for-20, with the ratio to be determined atthe discretion of the Board of Directors and included ina public announcement.3. To approve an amendment to our Second Amendedand Restated Certificate of Incorporation, to increasethe number of authorized shares of common stock from75,000,000 to 125,000,000.4. To hold an advisory vote on executive compensation.5. To hold an advisory vote on the frequencyof holding an advisory vote on executivecompensation.6. To ratify the appointment of Cherry Bekaert LLP as ourindependent registered public accounting firm for theyear ending December 31, 2026.7. To approve an adjournment of the Annual Meeting, inwhole or in part as to any particular proposal(s), to a laterdate or dates, if necessary, to permit further solicitation ofproxies in the event there are not sufficient shares votedto constitute a quorum or votes in favor of a particularproposal for approval.01) Christopher J. Schaber, Ph.D.02) Gregg A. Lapointe, C.P.A.03) Diane L. Parks, M.B.A.04) Robert J. Rubin, M.D.05) Jerome B. Zeldis, M.D., Ph.D.This proxy when properly signed will be voted in themanner directed herein by the undersigned stockholderand in the discretion of the proxies on such mattersas may properly come before the Annual Meeting orany adjournments or postponements thereof. IF NODIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED ASRECOMMENDED BY THE BOARD OF DIRECTORS.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Note: To transact such other business as may properlycome before the Annual Meeting or any adjournment orpostponement thereof.For Against AbstainFor Against Abstain! ! !! ! !! ! ! !1 Year 2 Years 3 Years Abstain! ! !! ! !SCAN TOVIEW MATERIALS & VOTE

T02407-P55983CONTINUED AND TO BE SIGNED ON REVERSETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFSOLIGENIX, INC.ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 17, 2026The undersigned hereby appoints Christopher J. Schaber, Ph.D., the Chief Executive Officer and President of Soligenix, Inc., and Jonathan Guarino,the Senior Vice President and Chief Financial Officer of Soligenix, Inc., or either of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all of the shares of common stock of Soligenix, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually via the Internet, on Thursday, September 17, 2026,at 9:00 a.m., Eastern Daylight Time, or any adjournment or postponement thereof. The 16-digit control number included on this proxy card will be required to access the meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER AND IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR ALL" IN THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD FOR THE BOARD OF DIRECTORS, FOR "1 YEAR" FOR THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION AND "FOR" EACH OF THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE.The Board of Directors recommends you vote (1) "FOR ALL" in the election of the named nominees as directors; (2) "FOR" the approval of the amendment to the Second Amended and Restated Certificate of Incorporation to effect a reverse stock split; (3) "FOR" the approval of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the authorized shares; (4) "FOR" the approval of the compensation of the executive officers;(5) for "1 YEAR" as the frequency with which stockholders are provided an advisory vote on executive compensation; (6) "FOR" the ratification of Cherry Bekaert LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026 and (7) "FOR" the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient shares voted to constitute a quorum or votes in favor of a particular proposal for approval.PLEASE SIGN, DATE AND RETURN PROMPTLY.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.